Pacific Select Fund NSAR 6-30-10

EXHIBIT 77Q1(e) COPIES OF ANY NEW OR AMENDED REGISTRANT
INVESTMENT ADVISORY CONTRACTS

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The following documents are included in Registrant's Form Type Type N1A/B,
Accession No. 0000950123-10-039186  filed on April 28, 2010, and incorporated by reference herein:

Advisory Fee Waiver Agreement - Large-Cap Growth Portfolio

Advisory Fee Waiver Agreement - Floating Rate Loan Portfolio

Second Amendment to the Portfolio Management Agreement - AllianceBernstein L.P.

Portfolio Management Agreement - Franklin Advisory Services, LLC


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

                               PACIFIC SELECT FUND
                 AMENDMENT TO THE PORTFOLIO MANAGEMENT AGREEMENT

          Reference is made to the Portfolio Management Agreement (the
"Agreement") made the 1st day of May 2003, as amended, by and among Pacific Life
Fund Advisors LLC ("PLFA"), a Delaware limited liability company, Morgan Stanley
Investment Management Inc. ("Morgan Stanley"), a Delaware corporation, doing business as Van Kampen ("Portfolio Manager"), and Pacific Select Fund, a
Massachusetts business trust ("Fund"). The Agreement is hereby amended to add the provisions set forth below (together the "Amendment"), which is made effective on the closing date of the Transaction, as such term is defined below.

                                    RECITALS

          The Portfolio Manager is currently the subadviser to the Real Estate
Portfolio, Comstock Portfolio and the Mid-Cap Growth Portfolios of the Fund
(collectively, the "Portfolios"). Morgan Stanley, has entered into a transaction pursuant to which Morgan Stanley's Van Kampen asset management business, including portions of the Portfolio Manager's related businesses, will be sold to INVESCO Ltd. (the "Transaction"). Pursuant to the Transaction, the investment team responsible for Comstock Portfolio will be transferred to INVESCO Ltd. The investment teams responsible for the Real Estate and Mid-Cap Growth Portfolios will remain at Morgan Stanley, which will no longer do business under the Van
Kampen name, and Morgan Stanley will continue to serve as Portfolio Manager to the Real Estate and Mid-Cap Portfolios pursuant to the Agreement.

          The above referenced transaction will not result in a change of actual control or management of Morgan Stanley Investment Management Inc.

          NOW, THEREFORE, in consideration of the premises:

     1.   All references in the Agreement to "Morgan Stanley Investment
          Management Inc., doing business as Van Kampen" and "Van Kampen" are hereby changed to "Morgan Stanley Investment Management Inc.";

     2.   The Exhibit A attached to this Amendment hereby replaces the current
          Exhibit A to the Agreement; and

     3. All terms and conditions set forth in the Agreement are hereby confirmed and remain in full force and effect.


          IN WHITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.


By: /s/ Randy Takian
    ---------------------------------
Name: Randy Takian
Title: Managing Director


ACCEPTED AND AGREED:

PACIFIC LIFE FUND ADVISORS LLC


By: /s/ Howard T. Hirakawa              By: /s/ Audrey L. Milfs
    ---------------------------------       ------------------------------------
Name: Howard T. Hirakawa                Name: Audrey L. Milfs
Title: VP, Fund Advisor Operations      Title: Vice President & Secretary


PACIFIC SELECT FUND


By: /s/ Howard T. Hirakawa              By: /s/ Audrey L. Milfs
    ---------------------------------       ------------------------------------
Name: Howard T. Hirakawa                Name: Audrey L. Milfs
Title: Vice President                   Title: Vice President & Secretary


                                    EXHIBIT A

                               PACIFIC SELECT FUND
                                  FEE SCHEDULE

EFFECTIVE: On the Effective Date, as defined herein

PORTFOLIO: REAL ESTATE PORTFOLIO

          The Investment Adviser will pay to the Portfolio Manager a monthly fee based on the combined average daily net assets of the Portfolios at an annual rate equal to:

(a) 0.35% on the first $2 billion of the Combined Assets as defined below, 0.32% on the next $1 billion of the Combined Assets, plus
     0.30% on Combined Assets above $3 billion;

     multiplied by

(b) the ratio of the Real Estate Portfolio's average daily net assets over the Combined Assets.

PORTFOLIO: MID-CAP GROWTH PORTFOLIO

          The Investment Adviser will pay to the Portfolio Manager a monthly fee based on the combined average daily net assets of the Portfolios at an annual rate equal to:

(a) 0.35% on the first $2 billion of the Combined Assets as defined below, 0.32% on the next $1 billion of the Combined Assets, plus
     0.30% on Combined Assets above $3 billion;

     multiplied by

(b) the ratio of the Mid-Cap Growth Portfolio's average daily net assets over the Combined Assets.

ALL PORTFOLIOS: For purposes of the above calculations, "Combined Assets" means the sum of: (i) the average daily net assets of the Real Estate and Mid-Cap
Growth Portfolios of Pacific Select Fund managed by the Portfolio Manager pursuant to this Agreement, and (ii) the average daily net assets of the PL Real
Estate Fund and the PL Mid-Cap Growth Fund of Pacific Life Funds managed by the
Portfolio Manager pursuant to a Fund Management Agreement between the Investment
Adviser, the Portfolio Manager and Pacific Life Funds, dated May 1, 2003, as amended.

          Fees for services shall be prorated for any portion of a year in which the Agreement is not effective.

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

                                                                       EXHIBIT A

     This is Exhibit A to the Portfolio Management Agreement, by and among Pacific Select Fund, Pacific Life Fund Advisors LLC and BlackRock Investment
Management, LLC dated September 26, 2006 as amended May 1, 2007.

                               PACIFIC SELECT FUND
                                  FEE SCHEDULE

EFFECTIVE: MAY 1, 2010

     The Investment Adviser will pay to the Portfolio Manager a monthly fee based on the combined average daily net assets of the Portfolios at an annual rate equal to:




RATE (%)   BREAK POINT (ASSETS)
--------   ---------------------
  0.04%    on first $300 million
  0.02%    on excess

PORTFOLIOS: EQUITY INDEX PORTFOLIO
            SMALL-CAP INDEX PORTFOLIO
            PD LARGE-CAP VALUE INDEX PORTFOLIO
            PD LARGE-CAP GROWTH INDEX PORTFOLIO
            PD SMALL-CAP VALUE INDEX PORTFOLIO
            PD SMALL-CAP GROWTH INDEX PORTFOLIO
            SMALL-CAP EQUITY PORTFOLIO

     The fees for services shall be prorated for any portion of a year in which the Agreement is not effective.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed effective the day and year first written above.

PACIFIC LIFE FUND ADVISORS LLC


By: /s/ James T. Morris                 By: /s/ Audrey L. Milsf
    ---------------------------------       ------------------------------------
Name: James T. Morris                   Name: Audrey L. Milfs
Title: President and Chief Executive    Title: VP and Secretary
       Officer


BLACKROCK INVESTMENT MANAGEMENT, LLC


By: /s/ Frank Porcelli
    ---------------------------------
Name: Frank Porcelli
Title: Managing Director


PACIFIC SELECT FUND


By: /s/ James T. Morris                 By: /s/ Audrey L. Milfs
    ---------------------------------       ------------------------------------
Name: James T. Morris                   Name: Audrey L. Milfs
Title: Chairman                         Title: VP and Secretary

                              SUBADVISORY AGREEMENT

     AGREEMENT made effective the 1st day of May, 2010 among COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC (formerly, RiverSource Investments, LLC) a Minnesota limited liability company ("Subadviser"), PACIFIC LIFE FUND ADVISORS LLC, a Delaware Limited Liability Company ("Investment Adviser"), and PACIFIC SELECT FUND, a Massachusetts Business Trust (the "Trust").

     WHEREAS, the Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     WHEREAS, the Subadviser is registered with the SEC as an investment adviser under the Advisers Act;

     WHEREAS, the Trust has retained the Investment Adviser to render investment advisory services to the various portfolios of the Trust pursuant to an Advisory Agreement, as amended (the "Advisory Agreement"), and the Advisory Agreement authorizes the Investment Adviser to engage a subadviser to discharge the Investment Adviser's responsibilities with respect to the investment management of such portfolios, a copy of which has been provided to the Subadviser;

     WHEREAS, the Trust and the Investment Adviser desire to retain the Subadviser to furnish investment advisory services to one or more portfolios of the Trust, and the Subadviser is willing to furnish such services to such portfolios and the Investment Adviser in the manner and on the terms hereinafter set forth; and

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Trust, the Investment Adviser, and the Subadviser as follows:

     1. APPOINTMENT. The Trust and the Investment Adviser hereby appoint Subadviser to act as subadviser to provide investment advisory services to the portfolios of the Trust listed on Exhibit A attached hereto (individually, a "Portfolio" and together, the "Portfolios") for the periods and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services set forth herein for the compensation herein provided.

          In the event the Investment Adviser wishes to retain the Subadviser to render investment advisory services to one or more portfolios of the Trust other than the Portfolio, the Investment Adviser shall notify the Subadviser in writing and shall revise Exhibit A to reflect such additional portfolio(s). If the Subadviser is willing to render such services, it shall notify the Trust and the Investment Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

     2. SUBADVISER DUTIES. Subject to the supervision of the Trust's Board of Trustees (the "Board") and the Investment Adviser, the Subadviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio. The

Subadviser will provide investment research and analysis, which may include computerized investment methodology, and will conduct a continuous program of evaluation, investment, purchases and/or sales, and reinvestment of the Portfolio's assets by determining the securities, cash and other investments, including, but not limited to, futures, options contracts, swaps and other derivative instruments, if any, and to the extent permitted in the Portfolio's registration statement, that shall be purchased, entered into, retained, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Subadviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the written investment policies of the Portfolio, the Subadviser shall make decisions for the Portfolio as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio. The Subadviser is authorized to and shall exercise tender offers, exchange offers and vote proxies on behalf of the Portfolio, each as the Subadviser determines is in the best interest of the Portfolio in accordance with the Subadviser's proxy voting policy. The Subadviser is authorized, on behalf of the Portfolio, to open brokerage accounts in accordance with Trust procedures. The Subadviser is authorized, on behalf of the Portfolio, to enter into futures account agreements, ISDA master agreements and related documents, and to open accounts and take other necessary or appropriate actions related thereto, in accordance with Trust procedures.

          In performing these duties, the Subadviser:

          (a) will conform with (1) applicable provisions of the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC applicable to the Trust, to the Investment Adviser (as provided to the Subadviser by the Investment Adviser), or to the Subadviser);
(2) applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the "1934 Act"); (3) any applicable written procedures, policies and guidelines adopted by the Board and furnished to the Subadviser; (4) the Trust's objectives, investment policies and investment restrictions as stated in the Trust's Prospectus and Statement of Additional Information as supplemented or amended from time to time, as furnished to the Subadviser; (5) the provisions of the Trust's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time (the "Registration Statement"); (6) Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"); (7) any other applicable laws and regulations, including without limitation, proxy voting regulations; (8) the provisions of Section 817(h) of the Code, applicable to the Portfolio; and (9) all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts. To the extent that the Subadviser engages in transactions that require segregation of assets or other arrangements, including but not limited to, options, futures contracts, short sales or borrowing transactions, the Subadviser shall designate to the Trust's Custodian those assets to be segregated in accordance with the 1940 Act, if necessary, based upon trading strategies and positions the Subadviser employs on behalf of the Portfolio, as well as to segregate assets, if necessary, in accordance with the 1934 Act and any other requirements


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

of broker/dealers who may execute transactions for the Portfolio in connection therewith. Until the Investment Adviser delivers any supplements or amendments to the Subadviser, the Subadviser shall be fully protected in relying on the Trust's Registration Statement previously furnished by the Investment Adviser to the Subadviser. In managing the Portfolio in accordance with the requirements of this Section 2, the Subadviser shall be entitled to receive and act upon advice of counsel to the Trust, to the Investment Adviser or to the Subadviser that is also acceptable to the Investment Adviser.

          (b) will (i) use its best efforts to identify each position in the Portfolio that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Code, and (ii) make such determinations and inform the Investment Adviser at least annually (or more often and by such date(s) as the Investment Adviser shall request) of any stock in a PFIC.

          (c) is responsible, in connection with its responsibilities under this
Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Subadviser's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time and furnished to the Subadviser. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a Portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser's (or its affiliates') overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Subadviser is further authorized to place orders on behalf of the Portfolio through the Subadviser if the Subadviser is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), through any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or through such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolio or the Subadviser. Such allocation shall be in such amounts and proportions as the Subadviser shall determine consistent with the above standards, and, upon request, the Subadviser will report on said allocation to the Investment Adviser and Board, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor. The Subadviser is authorized to open brokerage accounts on behalf of the Portfolio in accordance with Trust procedures. The Subadviser shall not direct brokerage to any broker-dealer in recognition of, or otherwise take into account in making brokerage allocation decisions, sales of shares of a Portfolio or of any other investment vehicle by that broker-dealer.

          (d) may, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement as furnished to the Subadviser. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in a manner that is fair and equitable in the judgment of the Subadviser in the exercise of its fiduciary obligations to the Portfolio and to such other clients.

          (e) will, in connection with the purchase and sale of securities for the Portfolio, together with the Investment Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Trust, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, CUSIP, SEDOL, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to Portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and recordkeeping agent, and, if required, the Investment Adviser. The Subadviser agrees to comply with such rules, procedures and time frames as the Trust's custodian may reasonably set or provide with respect to the clearance and settlement of transactions for a Portfolio, including but not limited to submission of trade tickets. Any Portfolio assets shall be delivered directly to the Trust's custodian.

          (f) will provide reasonable assistance to the Investment Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Trust's valuation procedures and/or the Registration Statement, each as furnished to the Subadviser, the value of any portfolio securities or other assets of the Portfolio for which the Investment Adviser, custodian or recordkeeping agent seeks assistance from the Subadviser or identifies for review by the Subadviser. Such reasonable assistance shall include (but is not limited to): (i) designating and providing timely access, on an as-needed basis and upon the reasonable request of the Investment Adviser or custodian, to one or more employees of the Subadviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall make all reasonable efforts to be available for consultation when the Board's Valuation Committee convenes; (ii) notifying the Investment Adviser in the event the Subadviser determines with respect to a security that is held by the Portfolio that its value does not appear to reflect corporate actions or significant events or such security otherwise requires review to determine if fair valuation is necessary under the Trust's procedures; (iii) applying to the Portfolio's assets the procedures of the Subadviser used for valuing the assets held by other accounts under management of the Subadviser and, notifying the Investment Adviser of the valuation of such assets determined under such procedures, including in the event that the application of such procedures would result in a determination of fair value with respect to any asset held by the Portfolio where a market quotation is not readily available or is deemed to be unreliable with respect to such asset; (iv) upon the request of the Investment Adviser or custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Portfolio; (v) verifying pricing and providing fair valuations or recommendations for fair valuations in accordance with the Trust's valuation procedures, as they may be amended from time to time, as furnished to the Subadviser; and (vi) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Investment Adviser or the Trust upon request. Such records shall be deemed to be Trust records.

          (g) will maintain and preserve such records related to the Portfolio's transactions as required under the 1940 Act and the Advisers Act. The Subadviser will make available to the Trust and the Investment Adviser promptly upon written request, any of the Portfolio's investment records and ledgers maintained by the Subadviser (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Trust), as are necessary to assist the Trust and the Investment Adviser in complying with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

          (h) will regularly report to the Board, quarterly within the time prescribed by the Investment Adviser or on other occasions upon the reasonable request of the Board or the Investment Adviser, on the investment program for the Portfolio and the issuers and securities represented in the Portfolio, and will furnish the Board, with respect to the Portfolio, such periodic and special reports as the Board and the Investment Adviser may reasonably request, including, but not limited to, reports concerning transactions and performance of the Portfolio, a quarterly compliance checklist, reports regarding compliance with the Trust's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, IOs/POs, confirmation of the liquidity of all other securities in the Portfolios, and compliance with the Subadviser's Code of Ethics, and such other reports or certifications that the Investment Adviser may reasonably request from time to time.

          (i) will adopt a written Code of Ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of the Code of Ethics, together with evidence of its adoption. Within 30 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president the chief compliance officer and/or president and/or managing director (or such other personnel as the Investment Adviser determines appropriate) of the Subadviser shall certify to the Investment Adviser that the Subadviser has complied with the requirements of Rule 17j-1 during the previous calendar quarter and that there have been no material violations of the Code of Ethics or, if such a violation has occurred, that appropriate action, in the judgment of the Subadviser, has been taken in response to such violation. Upon written request of the Investment Adviser or the Trust, the Subadviser shall permit representatives of the Investment Adviser and the Trust to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics; provided, that any document relating to the reports or summaries of the reports reflecting legal counsel subject to the attorney-client privilege is not required to be provided to Investment Adviser.

          (j) will provide to the Investment Adviser a copy of the Subadviser's Form ADV, and any supplements or amendments thereto, as filed with the SEC, on an annual basis (or more frequently if requested by the Investment Adviser or the Board) including any portion which contains disclosure of legal or regulatory actions. The Subadviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and will notify the Investment Adviser promptly if any action is brought by any regulatory body which would reasonably be expected to result in the de-registration of the Subadviser under the Advisers Act. The Subadviser will provide a list of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to Custodians of assets for the Portfolio.

          (k) will be responsible for meeting the Subadviser's regulatory obligations, including the preparation and filing of such reports with respect to the assets of the Portfolio reflecting holdings over which the Subadviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G, Form 13F and Form SH.

          (l) will take reasonable action and make reasonable inquiries to ensure that no employee of the Subadviser who has any material involvement with the management of the Portfolio has:

               (i) been, within the last ten (10) years, convicted of or acknowledged commission of any felony or misdemeanor (a) involving the purchase or sale of any security, (b) involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, (c) involving sections 1341, 1342 or 1343 of Title 18 of the U.S. Code, or (d) arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee or officer or director of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act;

               (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any regulatory agency or court of competent jurisdiction, from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act or the Advisers Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

          (m) will not disclose or use any records or information obtained from the Portfolio, the Investment Adviser, the distributor of the Portfolio, affiliates of the Portfolio (collectively, the "Portfolio Parties"), or the Portfolio Parties' agents, service providers or sub-contractors pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained from the Portfolio Parties or the Portfolio Parties' agents, service providers or sub-contractors pursuant to the Agreement, and disclose such information only if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Trust and the Investment Adviser will not (and will take reasonable steps to provide for their agents, the distributor of the Portfolio and their sub-contractors not to) disclose or use any records or information with respect to the Subadviser obtained pursuant to this Agreement, in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities or courts having the requisite authority.

          (n) will provide reasonable assistance to the Investment Adviser, the Trust, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and the obligations of, the Subadviser hereunder. Specifically, and without limitation to the foregoing, the Subadviser agrees to provide certifications to the principal executive and financial officers of the Trust (the "certifying officers") that correspond to and/or support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Trust's Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Trust shall reasonably request or in accordance with procedures adopted by the Trust and provided to the Subadviser in advance in writing.

          (o) is, along with its affiliated persons, permitted to enter into transactions with the other portfolios of the Trust and affiliated persons of those other portfolios of the Trust (collectively, the "Other Portfolios"). In doing so, the Subadviser is prohibited from consulting with the Investment Adviser or the subadvisers of these Other Portfolios concerning securities transactions of the Portfolio except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

          (p) will exercise voting rights with respect to portfolio securities held by a Portfolio in accordance with written policies and procedures adopted by the Subadviser, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related SEC guidance relating to such statutes and regulations (collectively, "Proxy Voting Policies and Procedures"). The Subadviser shall vote proxies on behalf of the Portfolio in a manner deemed by the Subadviser to be in the best interests of the Portfolio pursuant to the Subadviser's written Proxy Voting Policies and Procedures. The Subadviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Trust's Registration Statement. The Subadviser shall report to the Investment Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Subadviser shall certify at least annually or more often as may reasonably be requested by the Investment Adviser, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statues and regulations.

          (q) will provide reasonable assistance to the Trust and the Trust's Chief Compliance Officer ("CCO") in complying with Rule 38a-1 under the 1940 Act. Specifically, the Subadviser represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Subadviser's compliance program, which access shall include on-site visits with the Subadviser as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Subadviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Subadviser's compliance program.

          (r) will comply with the Trust's policy on selective disclosure of portfolio holdings of the Trust (the "Selective Disclosure Policy"), as provided in writing to the Subadviser and as may be amended from time to time. The Subadviser agrees to provide a certification with respect to compliance with the Trust's Selective Disclosure Policy as may be reasonably requested by the Trust from time to time.

          (s) will notify the Investment Adviser promptly in the event that, in the judgment of the Subadviser, Portfolio share transaction activity becomes disruptive to the ability of the Subadviser to effectively manage the assets of a Portfolio consistent with the Portfolio's investment objectives and policies.

          (t) will provide assistance as may be reasonably requested by the Investment Adviser in connection with compliance by the Portfolio with any current or future legal and regulatory requirements related to the services provided by the Subadviser hereunder.

          (u) will provide such certifications to the Trust as the Trust or the Investment Adviser may reasonably request related to the services provided by the Subadviser hereunder, including (but not limited to) certifications of compliance with Trust procedures, the Registration Statement, and applicable securities regulations.

          (v) will monitor and promptly inform the Investment Adviser of developments relating to class action litigation involving securities held by the Portfolio, to the extent that the Subadviser is aware of such and upon request by the Investment Adviser, research and confirm to the Investment Adviser whether the Portfolio held or traded in a particular security, on any particular day or during any particular timeframe within the term of this Agreement, as the Investment Adviser may specify; and Subadviser will provide relevant trade information and documentation (for example, a schedule of purchases and sales and/or holdings or trade tickets) for such security.

          (w) will provide reasonable assistance to the Investment Adviser with respect to the annual audit of the Trust's financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations (in particular with respect to investments in loans (including participations and assignments) and all derivatives, including swaps); (ii) providing copies of all documentation relating to investments in loans (including participations and assignments) and derivative contracts, within a reasonable time after request for such material by the Trust's auditors or the Investment Adviser; (iii) providing assistance in obtaining trade confirmations in the event the Trust or the Trust's independent registered public accounting firm is unable to obtain such confirmations directly from the brokers; and (iv) obtaining market quotations for investments (including investments in loans (including participations and assignments) and derivatives) that are not readily ascertainable in the event the Trust or the Trust's independent registered public accounting firm is unable to obtain such market quotations through independent means.

          (x) will, upon request, advise the Investment Adviser (i) if the Subadviser acts as sub-adviser to another U.S. registered mutual fund that follows the same investment strategy as the Portfolio and (ii) if so, whether the Subadviser's fee rate is less than the rate charged the Investment Adviser for management of the Portfolio.

     3. DISCLOSURE ABOUT SUBADVISER AND PORTFOLIO. The Subadviser represents that it has reviewed the current Registration Statement and agrees to promptly review future amendments to the Registration Statement, including any supplements thereto, provided in writing to it which relate to the Subadviser or the Portfolio, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, such Registration Statement contains as of the date hereof, and will contain as of the date of any Registration Statement or supplement thereto, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadviser further agrees to notify the Investment Adviser and the Trust promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement respecting or relating to the Subadviser contained therein that becomes untrue in any material respect. With respect to the disclosure respecting the Portfolio, the Subadviser represents and agrees that the description of the Portfolio's objectives, investment strategies and risks in the Portfolio's prospectus and SAI (the "Portfolio Description"), as of the date of this Agreement and as of the date of any Registration Statement or supplement thereto as provided in writing to Subadviser and upon reasonable opportunity to comment thereon prior to the filing with the SEC of such Registration Statements and supplements, is consistent with the manner in which the Subadviser intends to manage the Portfolio, and the identification of risks is inclusive of all material risks known to the Subadviser that are expected to arise in connection with the manner in which the Subadviser intends to manage the Portfolio. The Subadviser further agrees to notify the Investment Adviser and the Trust promptly in the event that the Subadviser becomes aware that the Portfolio Description for a Portfolio is inconsistent in any material respect with the manner in which the Subadviser is managing the Portfolio, and in the event that the identified risks are inconsistent in any material respect with the risks known to the Subadviser that arise in connection with the manner in which the Subadviser is managing the Portfolio. In addition, the Subadviser agrees to comply with the

Investment Adviser's reasonable request for information regarding the personnel of the Subadviser who are responsible for the day-to-day management of a Portfolio's assets.

     4. EXPENSES. The Subadviser shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Subadviser's services under this Agreement, including but not limited to salaries, overhead, travel, preparation of Board materials, review of marketing materials relating to Subadviser or other information provided by Subadviser to the Investment Adviser and/or the Trust's distributor, and marketing support. Subadviser agrees to pay to the Investment Adviser the cost of generating a prospectus supplement, which includes preparation, filing, printing, and distribution (including mailing) of the supplement, if the Subadviser makes any changes that require immediate disclosure in the prospectus or any required regulatory documents by supplement, including changes to its structure or ownership, to investment personnel, to investment style or management, or otherwise ("Changes"), and at the time of notification to the Trust by the Subadviser of such Changes, the Trust is not generating a supplement for other purposes or the Trust does not wish to add such Changes to a pending supplement. In the event two or more subadvisers each require a supplement simultaneously, the expense (other than the costs of printing and mailing) of a combined supplement will be shared pro rata with such other subadviser(s) based upon the number of pages required by each such subadviser, and each subadviser shall pay its pro rata share of printing and mailing costs and expenses based upon the number of supplements required to be printed and mailed. All other expenses not specifically assumed by the Subadviser hereunder or by the Investment Adviser under the Advisory Agreement are borne by the applicable Portfolio of the Trust. The Trust, the Subadviser and the Investment Adviser shall not be considered as partners or participants in a joint venture.

     5. COMPENSATION. For the services provided and the expenses borne by the Subadviser pursuant to this Agreement, the Investment Adviser will pay to the Subadviser a fee in accordance with Exhibit A attached to this Agreement. This fee will be computed and accrued daily and payable monthly. The fees for any month during which this Agreement is in effect for less than the entire month shall be pro-rated based on the number of days during such month that the Agreement was in effect.

     6. SEED MONEY. The Investment Adviser agrees that the Subadviser shall not be responsible for providing money for the initial capitalization of any Portfolio.

     7. COMPLIANCE.

          (a) The Subadviser agrees that it shall immediately notify the Investment Adviser and the Trust (i) in the event that the SEC, CFTC, or any banking or other regulatory body has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, or ability to serve as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder.

          (b) The Investment Adviser agrees that it shall immediately notify the Subadviser (i) in the event that the SEC or any other regulatory body has censured the Investment Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Investment Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; or
(iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder.

     8. INDEPENDENT CONTRACTOR. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Investment Adviser from time to time, have no authority to act for or represent the Investment Adviser in any way or otherwise be deemed its agent. The Subadviser understands that unless provided herein or authorized from time to time by the Trust, the Subadviser shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust's agent.

     9. BOOKS AND RECORDS. In compliance with the requirements of and to the extent required by Section 31(a) of the 1940 Act and the rules thereunder, the Subadviser hereby agrees that all records which it maintains for the Portfolio are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Investment Adviser's request, although the Subadviser may, at its own expense, make and retain a copy of such records.

     10. COOPERATION. Each party to this Agreement agrees to cooperate reasonably with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     11. RESPONSIBILITY AND CONTROL. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Trust reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadviser, provided, however, that the Subadviser shall not be liable for any losses to the Trust resulting from the Trust's direction, or from the Trust's disapproval of any action proposed to be taken by the Subadviser.

     12. SERVICES NOT EXCLUSIVE. It is understood that the services of the Subadviser and its employees are not exclusive, and nothing in this Agreement shall prevent the Subadviser (or its employees or affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

     13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Investment Adviser agree that the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Subadviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Subadviser's duties, or by reason of reckless disregard of the Subadviser's obligations and duties under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust may have under federal or state securities laws.

     14. INDEMNIFICATION.

          (a) The Subadviser agrees to indemnify and hold harmless, the Investment Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Investment Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Adviser (collectively, "PL Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities to the Trust which (i) are based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Subadviser's obligations and/or duties under this Agreement by the Subadviser or by any of its directors, officers or employees, or any affiliate acting on behalf of the Subadviser (other than a PL Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the shares of the Trust or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Trust, or any affiliated person of the Trust by the Subadviser or any affiliated person of the Subadviser (other than a PL Indemnified Person) provided, however, that in no case is the Subadviser's indemnity in favor of the Investment Adviser or any affiliated person or controlling person of the Investment Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

          (b) The Investment Adviser agrees to indemnify and hold harmless the Subadviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Subadviser and each person, if any, who, within the meaning of
Section 15 of the 1933 Act controls ("controlling person") the Subadviser (collectively, "Subadviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which a Subadviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Investment Adviser's responsibilities as Investment Adviser of the Trust which (i) are based upon any willful misfeasance, bad faith or gross negligence by the Investment Adviser, any of its directors, officers, or employees or any affiliate acting on behalf of the Investment Adviser (other than a Subadviser Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the Shares of the Trust or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Trust, or any affiliated person of the Trust by the Subadviser or any affiliated person of the Subadviser (other than a PL Indemnified Person) provided however, that in no case is the Investment Adviser's indemnity in favor of the Subadviser Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

     15. DURATION AND TERMINATION. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect for two years and continue thereafter on an annual basis with respect to the Portfolio; provided that such annual continuance is specifically approved at least annually
(a) by the vote of a majority of the Board, or (b) by the vote of a majority of the outstanding voting shares of the Portfolio, and provided that continuance is also approved by the vote of a majority of the Board who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Investment Adviser, or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

          This Agreement may be terminated with respect to any Portfolio:

          (a) by the Trust at any time with respect to the services provided by the Subadviser, without the payment of any penalty, by vote of a majority of the Board or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, upon sixty (60) days' prior written notice to the Subadviser and the Investment Adviser;

          (b) by the Subadviser at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Investment Adviser and the Trust.

          (c) by the Investment Adviser at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Subadviser and the Trust.

          This Agreement will terminate automatically in event of its assignment under the 1940 Act and any rules adopted by the SEC thereunder, but shall not terminate in connection with any transaction not deemed an assignment. In the event this Agreement is terminated or is not approved in the manner described above (i) Subadviser agrees to provide all reports, certification and assistance called for pursuant to paragraphs 2(b), 2(h), 2(i), 2(k), 2(n), 2(p) (which report may not be available until the Trust prepares its Form N-PX), and 2(q) within 30 business days of termination; and (ii) the Sections or Paragraphs numbered 2(g) for a period of six years, and 2(m), 2(t), 2(v), 9, 10, 13, 14, 16, 17, 18 and 19 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

     16. USE OF NAME.

          (a) It is understood that the name "Pacific Life Insurance Company," "Pacific Life Fund Advisors LLC," "Pacific Asset Management," and "Pacific Select Fund" and any abbreviated forms and any derivatives thereof and any logos associated with those names (including, without limitation, the whale logo) are the valuable property of the Investment Adviser and its affiliates, and that the Subadviser shall not use such names (or abbreviations, derivatives or logos) without the prior written approval of the Investment Adviser and only so long as the Investment Adviser is an investment adviser to the Trust and/or the Portfolio. Upon termination of this Agreement, the Subadviser shall forthwith cease to use such names (or abbreviations, derivatives or logos).

          (b) It is understood that the names "RiverSource Investments", "RiverSource", "Columbia Management Advisors", "Columbia Management", "Columbia Management Investment Advisers" and "Columbia" and any derivative thereof or any logo associated with those names are the valuable property of the Subadviser and that the Trust and the Investment Adviser have the right to use such name (or abbreviations, derivative or logo), in the Trust's prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Subadviser is a Subadviser to the Trust and/or one of the Portfolio, provided, however, that the Trust may continue to use these names in its Registration Statement and other documents to the extent deemed necessary by the Trust to comply with disclosure obligations under applicable law and regulation. Neither the Trust nor the Investment Adviser shall use these names or Subadviser's name (if different) or logo in promotional or sales related materials prepared by or on behalf of the Investment Adviser or the Trust, without prior review and approval by the Subadviser, which may not be unreasonably withheld. Upon termination of this Agreement, the Trust and the Investment Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

     17. LIMITATION OF LIABILITY. A copy of the Declaration of Trust for the Trust is on file with the Secretary of the State of Massachusetts. The Declaration of Trust has been executed on behalf of the Trust by a Trustee of the Trust in his capacity as Trustee of the Trust and not individually. The obligations of this Agreement with respect to the Portfolio shall be binding upon the assets and property of each such Portfolio individually, and not jointly, and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Trust individually, or upon the Trust generally or upon any other portfolio of the Trust.

     18. NOTICES. All notices and other communications hereunder shall be in writing sent by facsimile first, if practicable, but shall only be deemed given if delivered in person or by messenger, cable, certified mail with return receipt, or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses (or at such other address or number for a party as shall be specified by like notice):

               A.   if to the Subadviser, to:

                    Christopher O. Petersen
                    Ameriprise Financial, Inc.
                    Columbia Management Investment Advisers, LLC
                    Ameriprise Financial Center
                    Minneapolis, MN 55474
                    Facsimile transmission number: 612-671-3767
                    Attention: Christopher O. Petersen
                    christopher.o.petersen@ampf.com

               B.   if to the Investment Adviser, to:

                    Pacific Life Fund Advisors LLC
                    700 Newport Center Drive
                    Newport Beach, CA 92660
                    Facsimile transmission number: (949) 719-0804
                    Attention: Robin S. Yonis, General Counsel Fund Advisor

               C.   if to the Trust, to:

                    Pacific Select Fund
                    c/o Pacific Life Insurance Company
                    700 Newport Center Drive
                    Newport Beach, CA 92660
                    Facsimile transmission number: (949) 719-0804
                    Attention: Robin S. Yonis, General Counsel

     19. MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of California, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) To the extent permitted under Section 15 of this Agreement and under the 1940 Act, this Agreement may only be assigned by any party with prior written consent of the other parties.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

          (e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

PACIFIC LIFE FUND ADVISORS, LLC


By: /s/ Mark W. Holmlund                 By: /s/ Audrey L. Milfs
    ----------------------------------       -----------------------------------
Name: Mark W. Holmlund                   Name: Audrey L. Milfs
Title: EVP & Chief Investment Officer    Title: Vice President & Secretary


COLUMBIA MANAGEMENT INVESTMENT
ADVISERS, LLC


By: /s/ Amy K. Johnson                   By:
    ----------------------------------       -----------------------------------
Name: Amy K. Johnson                     Name:
Title: Senior Vice President             Title:


PACIFIC SELECT FUND


By: /s/ Mark W. Holmlund                 By: /s/ Audrey L. Milfs
    ----------------------------------       -----------------------------------
Name: Mark W. Holmlund                   Name: Audrey L. Milfs
Title: President                         Title: Vice President & Secretary

                                    EXHIBIT A

                               PACIFIC SELECT FUND
                                  FEE SCHEDULE

EFFECTIVE: May 1, 2010

PORTFOLIO: TECHNOLOGY PORTFOLIO

The Investment Adviser will pay to the Subadviser a monthly fee for its services for the above noted Portfolio based on:

The annual percentage of the average daily net assets of the Technology Portfolio according to the following schedule:

RATE%   BREAK POINT (ASSETS)
-----   --------------------
0.50%   First $100 million
0.475%  On next $150 million
0.45%   On next$250 million
0.425%  On excess

The fees for services shall be prorated for any portion of a year in which the Agreement is not effective.

                              SUBADVISORY AGREEMENT

     AGREEMENT made effective the 1st day of May, 2010 among EATON VANCE MANAGEMENT, a Massachusetts Business Trust ("Subadviser"), PACIFIC LIFE FUND ADVISORS LLC, a Delaware Limited Liability Company ("Investment Adviser"), and PACIFIC SELECT FUND, a Massachusetts Business Trust (the "Trust").

     WHEREAS, the Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     WHEREAS, the Subadviser is registered with the SEC as an investment adviser under the Advisers Act;

     WHEREAS, the Trust has retained the Investment Adviser to render investment advisory services to the various portfolios of the Trust pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Investment Adviser to engage a subadviser to discharge the Investment Adviser's responsibilities with respect to the investment management of such portfolios;

     WHEREAS, the Trust and the Investment Adviser desire to retain the Subadviser to furnish investment advisory services to one or more portfolios of the Trust, and the Subadviser is willing to furnish such services to such portfolios and the Investment Adviser in the manner and on the terms hereinafter set forth; and

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Trust, the Investment Adviser, and the Subadviser as follows:

     1. APPOINTMENT. The Trust and the Investment Adviser hereby appoint Subadviser to act as subadviser to provide investment advisory services to the portfolios of the Trust listed on Exhibit A attached hereto (individually, a "Portfolio" and together, the "Portfolios") for the periods and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services set forth herein for the compensation herein provided.

          In the event the Investment Adviser wishes to retain the Subadviser to render investment advisory services to one or more portfolios of the Trust other than the Portfolio, the Investment Adviser shall notify the Subadviser in writing and shall revise Exhibit A to reflect such additional portfolio(s). If the Subadviser is willing to render such services, it shall notify the Trust and the Investment Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

     2. SUBADVISER DUTIES. Subject to the supervision of the Trust's Board of Trustees (the "Board") and the Investment Adviser, the Subadviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio. The

Subadviser will provide investment research and analysis, which may include computerized investment methodology, and will conduct a continuous program of evaluation, investment, purchases and/or sales, and reinvestment of the Portfolio's assets by determining the securities, cash and other investments, including, but not limited to, futures, options contracts, swaps and other derivative instruments, if any and to the extent permitted in the Portfolio's registration statement, that shall be purchased, entered into, retained, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Subadviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the written investment policies of the Portfolio, the Subadviser shall make decisions for the Portfolio as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio. The Subadviser is authorized to and shall exercise tender offers, exchange offers and vote proxies on behalf of the Portfolio, each as the Subadviser determines is in the best interest of the Portfolio in accordance with the Subadviser's proxy voting policy. The Subadviser is authorized, on behalf of the Portfolio, to open brokerage accounts in accordance with Trust procedures. The Subadviser is authorized, on behalf of the Portfolio, to enter into futures account agreements, ISDA master agreements and related documents, and to open accounts and take other necessary or appropriate actions related thereto, in accordance with Trust procedures.

          In performing these duties, the Subadviser:

          (a) will conform with (1) the applicable sections of the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC applicable to the Trust, to the Investment Adviser (as provided to the Subadviser by the Investment Adviser), or to the Subadviser);
(2) applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the "1934 Act"); (3) any applicable written procedures, policies and guidelines adopted by the Board and furnished to the Subadviser; (4) the Trust's objectives, investment policies and investment restrictions as stated in the Trust's Prospectus and Statement of Additional Information as supplemented or amended from time to time, as furnished to the Subadviser; (5) the provisions of the Trust's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time (the "Registration Statement") as furnished to the Subadviser; (6)
Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"); (7) any other applicable laws and regulations, including without limitation, proxy voting regulations; and (8) the provisions of Section 817(h) of the Code, applicable to the Portfolio; and (9) all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts. To the extent that the Subadviser engages in transactions that require segregation of assets or other arrangements, including but not limited to, options, futures contracts, short sales or borrowing transactions, the Subadviser shall designate to the Trust's Custodian those assets to be segregated in accordance with the 1940 Act, if necessary, based upon trading strategies and positions the Subadviser employs on behalf of the Portfolio, as well as to segregate assets, if necessary, in accordance with the 1934 Act and any other requirements of broker/dealers who may execute transactions for the Portfolio in connection therewith. Until the Investment Adviser delivers any supplements or amendments to the Subadviser, the Subadviser shall be fully protected in relying on the Trust's Registration Statement previously furnished by the Investment Adviser to the Subadviser and the Subadviser shall not have any liability resulting from Investment Adviser's failure to deliver documents pursuant to this section. In managing the Portfolio in accordance with the requirements of this Section 2, the Subadviser shall be entitled to receive and act upon advice of counsel to the Trust, to the Investment Adviser or to the Subadviser that is also acceptable to the Investment Adviser.

          (b) intentionally omitted.

          (c) is responsible, in connection with its responsibilities under this
Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Subadviser's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time and furnished to the Subadviser. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a Portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser's (or its affiliates') overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Subadviser is further authorized to place orders on behalf of the Portfolio through the Subadviser if the Subadviser is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), through any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or through such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolio or the Subadviser. Such allocation shall be in such amounts and proportions as the Subadviser shall determine consistent with the above standards, and, upon request, the Subadviser will report on said allocation to the Investment Adviser and Board, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor. The Subadviser is authorized to open brokerage accounts on behalf of the Portfolio in accordance with Trust procedures. The Subadviser shall not direct brokerage to any broker-dealer in recognition of, or otherwise take into account in making brokerage allocation decisions, sales of shares of a Portfolio or of any other investment vehicle by that broker-dealer and the Investment Adviser shall not disclose data related to the sales of shares of the Portfolio or the Trust with the Subadviser and its affiliates.

          (d) may, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement as furnished to the Subadviser. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in a manner that is fair and equitable and consistent with the Subadviser's fiduciary obligations to the Portfolio and to such other clients.

          (e) will, in connection with the purchase and sale of securities for the Portfolio, together with the Investment Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Trust, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, any information needed to book the trade, funding memos, credit agreements, CUSIP, SEDOL, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to Portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and recordkeeping agent, and, if required, the Investment Adviser. The Subadviser will make best efforts to comply with such rules, procedures and time frames as the Trust's custodian may reasonably set or provide with respect to the clearance and settlement of transactions for a Portfolio, including but not limited to submission of trade tickets. Any Portfolio assets shall be delivered directly to the Trust's custodian.

          (f) will provide reasonable assistance to the Investment Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Trust's valuation procedures and/or the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Investment Adviser, custodian or recordkeeping agent seeks assistance from the Subadviser or identifies for review by the Subadviser. Such reasonable assistance shall include (but is not limited to): (i) designating and providing timely access, on an as-needed basis and upon the reasonable request of the Investment Adviser or custodian, to one or more employees of the Subadviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board's Valuation Committee convenes; (ii) notifying the Investment Adviser in the event any Portfolio security's value does not appear to reflect corporate actions, news, significant events or such security otherwise requires review to determine if fair valuation is necessary under the Trust's procedures; (iii) applying to the Portfolio's assets the procedures of the Subadviser used for valuing the assets held by other accounts under management of the Subadviser and notifying the Investment Adviser of the valuation of such assets determined under such procedures, including in the event that the application of such procedures would result in a determination of fair value with respect to any asset held by the Portfolio where a market quotation is not readily available or is deemed to be unreliable with respect to such asset; (iv) upon the request of the Investment Adviser or custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Portfolio; (v) verifying pricing and providing fair valuations or recommendations for fair valuations in accordance with the Trust's valuation procedures, as they may be amended from time to time; and (vi) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Investment Adviser or the Trust upon request. Such records shall be deemed to be Trust records.

          (g) will maintain and preserve such records related to the Portfolio's transactions as required under the 1940 Act and the Advisers Act. The Subadviser will make available to the Trust and the Investment Adviser promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Subadviser (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Trust), as are necessary to assist the Trust and the Investment Adviser in complying with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

          (h) will regularly report to the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio, and will furnish the Board, with respect to the Portfolio, such periodic and special reports as the Board and the Investment Adviser may reasonably request, including, but not limited to, reports concerning transactions and performance of the Portfolio, a quarterly compliance checklist, reports regarding compliance with the Trust's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, IOs/POs, confirmation of the liquidity of all other securities in the Trusts, and compliance with the Subadviser's Code of Ethics, and such other reports or certifications that the Investment Adviser may reasonably request from time to time.

          (i) will adopt a written Code of Ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of the Code of Ethics, together with evidence of its adoption. Within 30 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer or the president or other appropriate senior officer (as the Investment Adviser determines appropriate) of the Subadviser shall certify to the Investment Adviser that the Subadviser has complied with the requirements of Rule 17j-1 during the previous calendar quarter and that there have been no material violations of the Code of Ethics or, if a material violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Investment Adviser or the Trust, the Subadviser shall provide to representatives of the Investment Adviser and the Trust the reports (or redacted summaries of the reports) regarding a material or non-material violation required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics.

          (j) will provide to the Investment Adviser a copy of the Subadviser's Form ADV, and any supplements or amendments thereto, as filed with the SEC, on an annual basis (or more frequently if requested by the Investment Adviser or the Board) including any portion which contains disclosure of legal or regulatory actions. The Subadviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and will notify the Investment Adviser immediately if any action is brought by any regulatory body which would affect that registration. The Subadviser will provide a list of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to Custodians of assets for the Portfolio.

          (k) will be responsible for meeting the Subadviser's regulatory obligations, including the preparation and filing of such reports with respect to the assets of the Portfolio reflecting holdings over which the Subadviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G, Form 13F and Form SH.

          (l) (i) will not permit any employee of the Subadviser to have any material involvement with the management of the Portfolio if, to the best of the Subadviser's knowledge, such employee has:

                    (A) been, within the last ten (10) years, convicted of or acknowledged commission of any felony or misdemeanor (1) involving the purchase or sale of any security, or (2) arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, bank, transfer agent, credit rating agency, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee or officer or director of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act;

                    (B) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction, from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, bank, transfer agent, credit rating agency, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security; and

               (ii) will advise Investment Adviser in writing upon discovery of any employee of the Subadviser that has material involvement with the management of the Portfolio if such employee has been, within the last ten (10) years, convicted of or acknowledged commission of any felony or misdemeanor (A) involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or (B) involving sections 1341, 1342 or 1343 of Title 18 of the U.S. Code.

          (m) will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Trust and the Investment Adviser will not disclose or use any records or information with respect to the Subadviser obtained pursuant to this Agreement, in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Subadviser has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

          (n) will assist the Investment Adviser, the Trust, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and the obligations of, the Subadviser hereunder. Specifically, and without limitation to the foregoing, the Subadviser agrees to provide sub-certifications to the principal executive and financial officers of the Trust (the "certifying officers") that correspond to and/or support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Trust's Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Trust shall reasonably request or in accordance with procedures adopted by the Trust.

          (o) is, along with its affiliated persons, permitted to enter into transactions with the other portfolios of the Trust and affiliated persons of those other portfolios of the Trust (collectively, the "Other Portfolios"). In doing so, the Subadviser is prohibited from consulting with the Investment Adviser or the subadvisers of these Other Portfolios concerning securities transactions of the Portfolio except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

          (p) will exercise voting rights with respect to portfolio securities held by a Portfolio in accordance with written policies and procedures adopted by the Subadviser, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related SEC guidance relating to such statutes and regulations (collectively, "Proxy Voting Policies and Procedures"). The Subadviser shall vote proxies on behalf of the Portfolio in a manner deemed by the Subadviser to be in the best interests of the Portfolio pursuant to the Subadviser's written Proxy Voting Policies and Procedures. The Subadviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Subadviser shall report to the Investment Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Subadviser shall certify at least annually or more often as may reasonably be requested by the Investment Adviser, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statutes and regulations.

          (q) will provide reasonable assistance to the Trust and the Trust's Chief Compliance Officer ("CCO") in complying with Rule 38a-1 under the 1940 Act. Specifically, the Subadviser represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Subadviser's compliance program, which access shall include on-site visits with the Subadviser as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Subadviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Subadviser's compliance program.

          (r) will comply with the Trust's policy on selective disclosure of portfolio holdings of the Trust (the "Selective Disclosure Policy"), as provided in writing from time to time to the Subadviser and as may be amended from time to time and provided to Subadviser. The Subadviser agrees to provide a certification with respect to compliance with the Trust's Selective Disclosure Policy as may be reasonably requested by the Trust from time to time.

          (s) will notify the Investment Adviser promptly in the event that, in the judgment of the Subadviser, Portfolio share transaction activity becomes disruptive to the ability of the Subadviser to effectively manage the assets of a Portfolio consistent with the Portfolio's investment objectives and policies.

          (t) will provide assistance as may be reasonably requested by the Investment Adviser in connection with compliance by the Portfolio with any current or future legal and regulatory requirements related to the services provided by the Subadviser hereunder.

          (u) will provide such certifications to the Trust as the Trust or the Investment Adviser may reasonably request related to the services provided by the Subadviser hereunder, including (but not limited to) certifications of compliance with Trust procedures, the Registration Statement, and applicable securities regulations.

          (v) will promptly inform the Investment Adviser of any class action litigation received by the Subadviser and involving securities held by the Portfolio, and upon request by the Investment Adviser, research and confirm to the Investment Adviser whether the Portfolio held or traded in a particular security, on any particular day or during any particular timeframe within the term of this Agreement, as the Investment Adviser may specify; and Subadviser will provide relevant trade information (for example, a schedule of purchases and sales and/or holdings) for such security.

          (w) will provide reasonable assistance to the Investment Adviser with respect to the annual audit of the Trust's financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations (in particular with respect to investments in loans (including participations and assignments) and all derivatives, including swaps); (ii) providing copies of all documentation relating to investments in loans (including participations and assignments) and derivative contracts, within a reasonable time after the execution of such documentation; (iii) providing assistance in obtaining trade confirmations in the event the Trust or the Trust's independent registered public accounting firm is unable to obtain such confirmations directly from the brokers; and (iv) obtaining market quotations for investments (including investments in loans (including participations and assignments) and derivatives) that are not readily ascertainable in the event the Trust or the Trust's independent registered public accounting firm is unable to obtain such market quotations through independent means.

          (x) will, on an annual basis, advise the Investment Adviser (i) if the Subadviser acts as subadviser to another U.S. registered mutual fund that follows the same investment strategy as the Portfolio (as reasonably determined by the Subadviser) to which the Subadviser provides investment advisory services and (ii) if so, whether the Subadviser's fee rate is less than the rate charged the Investment Adviser for management of the Portfolio.

          (y) will, for the duration of this Agreement, not actively solicit or induce any personnel of Investment Adviser or its affiliated companies that provide services to the Portfolio to leave the employ of Investment Adviser or affiliated company. After personnel of Investment Adviser or an affiliate cease to be in the employ of Investment Adviser or affiliate, Subadviser shall be free to directly or indirectly employ or retain such personnel in any capacity.

     3. DISCLOSURE ABOUT SUBADVISER AND PORTFOLIO. The Subadviser represents that it has reviewed the current Registration Statement and agrees to promptly review future amendments to the Registration Statement, including any supplements thereto, furnished to the Subadviser which relate to the Subadviser or the Portfolio, and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, such Registration Statement contains as of the date hereof, and will contain as of the date of any Registration Statement or supplement thereto, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadviser further agrees to notify the Investment Adviser and the Trust immediately of any material fact about the Subadviser, known to the Subadviser respecting or relating to the Subadviser, that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, but which is required to be pursuant to Form N-1A, or of any statement respecting or relating to the Subadviser contained therein that becomes untrue in any material respect. With respect to the disclosure respecting the Portfolio, the Subadviser represents and agrees that the description in the Trust's prospectus, including the Portfolio's goal, investment strategies and risks (the "Portfolio Description"), as of the date of this Agreement and as of the date of any Registration Statement or supplement thereto, is consistent with the manner in which the Subadviser intends to manage the Portfolio, and has identified the material risks known to Subadviser that are expected to arise in connection with the manner in which the Subadviser intends to manage the Portfolio. The Subadviser further agrees to notify the Investment Adviser and the Trust promptly in the event that the Subadviser becomes aware that the Portfolio Description for a Portfolio is inconsistent in any material respect with the manner in which the Subadviser is managing the Portfolio, and in the event that the identified risks are inconsistent in any material respect with the risks known to the Subadviser that arise in connection with the manner in which the Subadviser is managing the Portfolio. In addition, the Subadviser agrees to comply with the Investment Adviser's reasonable request for information to be included in the Registration Statement regarding the personnel of the Subadviser who are responsible for the day-to-day management of a Portfolio's assets.

     4. EXPENSES. The Subadviser shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Subadviser's services under this Agreement, including but not limited to salaries, overhead, travel, preparation of Board materials, review of marketing materials relating to Subadviser or other information provided by Subadviser to the Investment Adviser and/or the Trust's Distributor, and marketing support. Subadviser agrees to pay to the Investment Adviser the cost of generating a prospectus supplement, which includes preparation, filing, printing, and distribution (including mailing) of the supplement, if the Subadviser makes any changes that require immediate disclosure in the prospectus or any required regulatory documents by supplement, including changes to its structure or ownership, to investment personnel, to investment style or management, or otherwise ("Changes"), and at the time of notification to the Trust by the Subadviser of such Changes, the Trust is not generating a supplement for other purposes or the Trust does not wish to add such Changes to a pending supplement. In the event two or more subadvisers each require a supplement simultaneously, the expense of each supplement will be shared pro rata with such other subadviser(s) based upon the number of pages required by each such subadviser. All other expenses not specifically assumed by the Subadviser hereunder or by the Investment Adviser under the Advisory Agreement are borne by the applicable Portfolio of the Trust. The Trust, the Subadviser and the Investment Adviser shall not be considered as partners or participants in a joint venture.

     5. COMPENSATION. For the services provided and the expenses borne by the Subadviser pursuant to this Agreement, the Investment Adviser will pay to the Subadviser a fee in accordance with Exhibit A attached to this Agreement. This fee will be computed and accrued daily and payable monthly. The fees for any month during which this Agreement is in effect for less than the entire month shall be pro-rated based on the number of days during such month that the Agreement was in effect.

     6. SEED MONEY. The Investment Adviser agrees that the Subadviser shall not be responsible for providing money for the initial capitalization of any Portfolio.

     7. COMPLIANCE.

          (a) The Subadviser agrees that it shall immediately notify the Investment Adviser and the Trust (i) in the event that the SEC, CFTC, or any banking or other regulatory body has publicly censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, or ability to serve as an investment adviser; or has commenced proceedings or an investigation; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder. The Subadviser further agrees to notify the Investment Adviser and Trust immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Registration Statement, or any amendment or supplement thereto, or of any material statement relating to the Subadviser contained therein that becomes untrue in any material respect.

          (b) The Investment Adviser agrees that it shall immediately notify the Subadviser (i) in the event that the SEC has censured the Investment Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the

Investment Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; or (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder.

     8. INDEPENDENT CONTRACTOR. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Investment Adviser from time to time, have no authority to act for or represent the Investment Adviser in any way or otherwise be deemed its agent. The Subadviser understands that unless provided herein or authorized from time to time by the Trust, the Subadviser shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust's agent.

     9. BOOKS AND RECORDS. In compliance with the requirements of and to the extent required by Section 31(a) of the 1940 Act and the rules thereunder, the Subadviser hereby agrees that all records which it maintains for the Portfolio are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Investment Adviser's request, although the Subadviser may, at its own expense, make and retain a copy of such records.

     10. COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     11. RESPONSIBILITY AND CONTROL. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Trust reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadviser, provided, however, that the Subadviser shall not be liable for any losses to the Trust resulting from the Trust's direction, or from the Trust's disapproval of any action proposed to be taken by the Subadviser.

     12. SERVICES NOT EXCLUSIVE. It is understood that the services of the Subadviser and its employees are not exclusive, and nothing in this Agreement shall prevent the Subadviser (or its employees or affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities. It is understood that the Subadviser may give advice or take action for its other clients which may differ from advice given, or the timing or nature of action taken, for the Portfolio.

     13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Investment Adviser agree that the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Subadviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Subadviser's duties, or by reason of reckless disregard of the Subadviser's obligations and duties under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust may have under federal or state securities laws.

     14. INDEMNIFICATION.

          (a) The Subadviser agrees to indemnify and hold harmless, the Investment Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Investment Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Adviser (collectively, "PL Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities to the Trust which (i) are based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Subadviser's obligations and/or duties under this Agreement by the Subadviser or by any of its directors, officers or employees, or any affiliate acting on behalf of the Subadviser (other than a PL Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the Shares of the Trust or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Trust, or any affiliated person of the Trust by the Subadviser or any affiliated person of the Subadviser (other than a PL Indemnified Person) provided, however, that in no case is the Subadviser's indemnity in favor of the Investment Adviser or any affiliated person or controlling person of the Investment Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

          (b) The Investment Adviser agrees to indemnify and hold harmless the Subadviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Subadviser and each person, if any, who, within the meaning of
Section 15 of the 1933 Act controls ("controlling person") the Subadviser (collectively, "Subadviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which a Subadviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Investment Adviser's responsibilities as Investment Adviser of the Trust which (i) are based upon any willful misfeasance, bad faith or gross negligence by the Investment Adviser, any of its directors, officers, or employees or any affiliate acting on behalf of the Investment Adviser (other than a Subadviser Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the Shares of the Trust or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Trust, or any affiliated person of the Trust by the Subadviser or any affiliated person of the Subadviser (other than a PL Indemnified Person) provided however, that in no case is the Investment Adviser's indemnity in favor of the Subadviser Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

     15. DURATION AND TERMINATION. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect for two years and continue thereafter on an annual basis with respect to the Portfolio; provided that such annual continuance is specifically approved at least annually
(a) by the vote of a majority of the Board, or (b) by the vote of a majority of the outstanding voting shares of the Portfolio, and provided that continuance is also approved by the vote of a majority of the Board who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Investment Adviser, or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

          This Agreement may be terminated with respect to any Portfolio:

          (a) by the Trust at any time with respect to the services provided by the Subadviser, without the payment of any penalty, upon sixty (60) days' prior written notice to the Subadviser and the Investment Adviser, by vote of a majority of the Board or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, upon sixty (60) days' prior written notice to the Subadviser and the Investment Adviser;

          (b) by the Subadviser at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Investment Adviser and the Trust.

          (c) by the Investment Adviser at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Subadviser and the Trust.

          This Agreement will terminate automatically in event of its assignment under the 1940 Act and any rules adopted by the SEC thereunder, but shall not terminate in connection with any transaction not deemed an assignment. In the event this Agreement is terminated or is not approved in the manner described above (i) Subadviser agrees to provide all reports, certification and assistance called for pursuant to paragraphs 2(b), 2(h), 2(i), 2(k), 2(n), 2(p) within 30 business days of termination and pursuant to paragraph 2(q) as soon as reasonably practicable; and (ii) the Sections or Paragraphs numbered 2(g) for a period of six years, and 2(m), 2(t), 2(v), 9, 10, 13, 14, 16, 17, 18 and 19 of
this Agreement as well as any applicable provision of this Paragraph numbered 15, shall remain in effect.

     16. USE OF NAME.

          (a) It is understood that the name "Pacific Life Insurance Company," "Pacific Life Fund Advisors LLC," "Pacific Asset Management," and "Pacific Select Fund" and any abbreviated forms and any derivatives thereof and any logos associated with those names (including, without limitation, the whale logo) are the valuable property of the Investment Adviser and its affiliates, and that the Subadviser shall not use such names (or abbreviations, derivatives or logos) without the prior written approval of the Investment Adviser, which may not be unreasonably withheld, and only so long as the Investment Adviser is an investment adviser to the Trust and/or the Portfolio, provided, however, that the Subadviser may use such name (or derivative or logo), in filings, forms or reports required under applicable state or federal securities, insurance, or other law. Upon termination of this Agreement, the Subadviser shall forthwith cease to use such names (or abbreviations, derivatives or logos) to the extent that continued use is not required by applicable laws, rules or regulations.

          (b) It is understood that the name "Eaton Vance Management" and any derivative thereof or any logo associated with that name is the valuable property of the Subadviser and that the Trust and the Investment Adviser have the right to use such name (or derivative or logo), in the Trust's prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Subadviser is a Subadviser to the Trust and/or one of the Portfolio, provided, however, that the Trust may continue to use the name of the Subadviser in its Registration Statement and other documents to the extent deemed necessary by the Trust to comply with disclosure obligations under applicable law and regulation. Neither the Trust nor the Investment Adviser shall use the Subadviser's name or logo in promotional or sales related materials prepared by or on behalf of the Investment Adviser or the Trust, without prior review and written approval by the Subadviser, which may not be unreasonably withheld. Upon termination of this Agreement, the Trust and the Investment Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

     17. LIMITATION OF LIABILITY.

          (a) A copy of the Declaration of Trust for the Trust is on file with the Secretary of the State of Massachusetts. The Declaration of Trust has been executed on behalf of the Trust by a Trustee of the Trust in his capacity as Trustee of the Trust and not individually. The obligations of this Agreement with respect to the Portfolio shall be binding upon the assets and property of each such Portfolio individually, and not jointly, and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Trust individually, or upon the Trust generally or upon any other portfolio of the Trust.

          (b) The Trust and the Investment Adviser are hereby expressly put on notice that the Subadviser is a Massachusetts business trust formed under a declaration of trust. All persons dealing with Subadviser must look solely to the property of the Subadviser for satisfaction of claims of any nature against the Subadviser, as neither the trustees, officers, employees nor shareholders of the Subadviser assume any personal liability in connection with its business or for obligations entered into on its behalf.

     18. NOTICES. All notices and other communications hereunder shall be in writing sent by facsimile or email first, if practicable, but shall only be deemed given if delivered in person or by messenger, cable, certified mail with return receipt, or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses (or at such other address or number for a party as shall be specified by like notice):

          A.   if to the Subadviser, to:

               Eaton Vance Management
               Two International Place
               Boston, MA 02110
               Facsimile transmission number: (617) 338-8054
               Attention: Legal Department

               with a copy to:

               Eaton Vance Management
               Two International Place
               Boston, MA 02110
               Facsimile transmission number: (617) 672-1802
               Attention: Sean Kelly

          B.   if to the Investment Adviser, to:

               Pacific Life Fund Advisors LLC
               700 Newport Center Drive
               Newport Beach, CA 92660
               Facsimile transmission number: (949) 719-0804
               Attention: Robin S. Yonis, General Counsel Fund Advisor

          C.   if to the Trust, to:

               Pacific Select Fund
               c/o Pacific Life Insurance Company
               700 Newport Center Drive
               Newport Beach, CA 92660
               Facsimile transmission number: (949) 719-0804
               Attention: Robin S. Yonis, General Counsel

     19. MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of California, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) To the extent permitted under Section 15 of this Agreement and under the 1940 Act, this Agreement may only be assigned by any party with prior written consent of the other parties.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

          (e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

PACIFIC LIFE FUND ADVISORS, LLC


By: /s/ Mary Ann Brown                    By: /s/ Audrey L. Milfs
    -----------------------------------       ----------------------------------
Name: Mary Ann Brown                      Name: Audrey L. Milfs
Title: Executive Vice President           Title: VP & Secretary


EATON VANCE MANAGEMENT


By: /s/ Maureen Gemma                     By:
    ----------------------------------        ----------------------------------
Name: Maureen Gemma                       Name:
Title: Vice President                     Title:


PACIFIC SELECT FUND


By: /s/ Mary Ann Brown                    By: /s/ Audrey L. Milfs
    -----------------------------------       ----------------------------------
Name: Mary Ann Brown                      Name: Audrey L. Milfs
Title: Chief Executive Officer            Title: VP & Secretary

                                    EXHIBIT A

                               PACIFIC SELECT FUND
                                  FEE SCHEDULE

EFFECTIVE: May 1, 2010

PORTFOLIO: FLOATING RATE LOAN PORTFOLIO

     The Investment Adviser will pay to the Subadviser a monthly fee for its services for the above noted Portfolio based on:

     (a) The annual percentage of the combined average daily net assets of the Floating Rate Loan Portfolio and the PL Floating Rate Loan Fund of Pacific Life Funds according to the following schedule:

RATE%   BREAK POINT (ASSETS)
-----   --------------------
0.30%   None

     (b) The ratio of the Floating Rate Loan Portfolio's average daily net assets over the combined assets of the Floating Rate Loan Portfolio and the PL Floating Rate Loan Fund .

     Fees for services shall be prorated for any portion of a year in which the Agreement is not effective.

                              SUBADVISORY AGREEMENT

     AGREEMENT made effective on the Effective Date, as defined below, among INVESCO ADVISERS, INC. a DELAWARE CORPORATION ("Subadviser"), a wholly-owned subsidiary of Invesco, Ltd., PACIFIC LIFE FUND ADVISORS LLC, a Delaware Limited Liability Company ("Investment Adviser"), and PACIFIC SELECT FUND, a Massachusetts Business Trust (the "Trust"). The Effective Date shall be the closing date of the transaction between Invesco Ltd. and Morgan Stanley Investment Management, Inc. ("Morgan Stanley"), doing business as Van Kampen ("Van Kampen"), whereby Morgan Stanley agreed to sell the Van Kampen asset management business and portions of Morgan Stanley's related businesses to Invesco Ltd.

     WHEREAS, the Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     WHEREAS, the Subadviser is registered with the SEC as an investment adviser under the Advisers Act;

     WHEREAS, the Trust has retained the Investment Adviser to render investment advisory services to the various portfolios of the Trust pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Investment Adviser to engage a subadviser to discharge the Investment Adviser's responsibilities with respect to the investment management of such portfolios;

     WHEREAS, the Trust and the Investment Adviser desire to retain the Subadviser to furnish investment advisory services to one or more portfolios of the Trust, and the Subadviser is willing to furnish such services to such portfolios and the Investment Adviser in the manner and on the terms hereinafter set forth; and

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Trust, the Investment Adviser, and the Subadviser as follows:

     1. APPOINTMENT. The Trust and the Investment Adviser hereby appoint Subadviser to act as subadviser to provide investment advisory services to the portfolios of the Trust listed on Exhibit A attached hereto (individually, a "Portfolio" and together, the "Portfolios") for the periods and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services set forth herein for the compensation herein provided.

          In the event the Investment Adviser wishes to retain the Subadviser to render investment advisory services to one or more portfolios of the Trust other than the Portfolio, the Investment Adviser shall notify the Subadviser in writing and shall revise Exhibit A to reflect such additional portfolio(s). If the Subadviser is willing to render such services, it shall notify the Trust and the Investment Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

     2. SUBADVISER DUTIES. Subject to the supervision of the Trust's Board of Trustees (the "Board") and the Investment Adviser, the Subadviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio. The Subadviser will provide investment research and analysis, which may include computerized investment methodology, and will conduct a continuous program of evaluation, investment, purchases and/or sales, and reinvestment of the Portfolio's assets by determining the securities, cash and other investments, including, but not limited to, futures, options contracts, swaps and other derivative instruments, if any and to the extent permitted in the Portfolio's registration statement, that shall be purchased, entered into, retained, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Subadviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the written investment policies of the Portfolio, the Subadviser shall make decisions for the Portfolio as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio. The Subadviser is authorized to and shall exercise tender offers, exchange offers and vote proxies on behalf of the Portfolio, each as the Subadviser determines is in the best interest of the Portfolio in accordance with the Subadviser's proxy voting policy. The Subadviser is authorized, on behalf of the Portfolio, to open brokerage accounts in accordance with Trust procedures. The Subadviser is authorized, on behalf of the Portfolio, to enter into futures account agreements, ISDA master agreements and related documents, and to open accounts and take other necessary or appropriate actions related thereto, in accordance with Trust procedures.

          In performing these duties, the Subadviser:

          (a) will conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC applicable to the Trust, to the Investment Adviser (as provided to the Subadviser by the Investment Adviser), or to the Subadviser); (2) applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the "1934 Act"); (3) any applicable written procedures, policies and guidelines adopted by the Board and furnished to the Subadviser; (4) the Trust's objectives, investment policies and investment restrictions as stated in the Trust's Prospectus and Statement of Additional Information as supplemented or amended from time to time, as furnished to the Subadviser; (5) the provisions of the Trust's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time (the "Registration Statement"); (6) Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"); (7) any other applicable laws and regulations, including without limitation, proxy voting regulations; and (8) the provisions of Section 817(h) of the Code, applicable to the Portfolio; and (9) all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts. To the extent that the Subadviser engages in transactions that require segregation of assets or other arrangements, including but not limited to, options, futures contracts, short sales or borrowing transactions, the Subadviser shall designate to the Trust's Custodian those assets to be segregated in accordance with the 1940 Act, if necessary, based upon trading strategies and positions the Subadviser employs on behalf of the Portfolio, as well as to segregate assets, if necessary, in accordance with the 1934 Act and any other requirements of broker/dealers who may execute transactions for the Portfolio in connection therewith. Until the Investment Adviser delivers any supplements or amendments to the Subadviser, the Subadviser shall be fully protected in relying on the Trust's Registration Statement previously furnished by the Investment Adviser to the Subadviser. In managing the Portfolio in accordance with the requirements of this Section 2, the Subadviser shall be entitled to receive and act upon advice of counsel to the Trust, to the Investment Adviser or to the Subadviser that is also acceptable to the Investment Adviser.

          (b) will (i) identify each position in the Portfolio that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Code, and (ii) make such determinations and inform the Investment Adviser at least annually (or more often and by such date(s) as the Investment Adviser shall request) of any stock in a PFIC.

          (c) is responsible, in connection with its responsibilities under this
Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Subadviser's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time and furnished to the Subadviser. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a Portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser's (or its affiliates') overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Subadviser is further authorized to place orders on behalf of the Portfolio through the Subadviser if the Subadviser is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), through any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or through such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolio or the Subadviser. Such allocation shall be in such amounts and proportions as the Subadviser shall determine consistent with the above standards, and, upon request, the Subadviser will report on said allocation to the Investment Adviser and Board, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor. The Subadviser is authorized to open brokerage accounts on behalf of the Portfolio in accordance with Trust procedures. The Subadviser shall not direct brokerage to any broker-dealer in recognition of, or otherwise take into account in making brokerage allocation decisions, sales of shares of a Portfolio or of any other investment vehicle by that broker-dealer.

          (d) may, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement as furnished to the Subadviser. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in a manner that is fair and equitable and consistent with the Subadviser's fiduciary obligations to the Portfolio and to such other clients.

          (e) will, in connection with the purchase and sale of securities for the Portfolio, together with the Investment Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Trust, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, CUSIP, SEDOL, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to Portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and recordkeeping agent, and, if required, the Investment Adviser. The Subadviser agrees to comply with such rules, procedures and time frames as the Trust's custodian may reasonably set or provide with respect to the clearance and settlement of transactions for a Portfolio, including but not limited to submission of trade tickets. Any Portfolio assets shall be delivered directly to the Trust's custodian.

          (f) will provide reasonable assistance to the Investment Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Trust's valuation procedures and/or the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Investment Adviser, custodian or recordkeeping agent seeks assistance from the Subadviser or identifies for review by the Subadviser. Such reasonable assistance shall include (but is not limited to): (i) designating and providing timely access, on an as-needed basis and upon the reasonable request of the Investment Adviser or custodian, to one or more employees of the Subadviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board's Valuation Committee convenes; (ii) notifying the Investment Adviser in the event any Portfolio security's value does not appear to reflect corporate actions, news, significant events or such security otherwise requires review to determine if fair valuation is necessary under the Trust's procedures; (iii) applying to the Portfolio's assets the procedures of the Subadviser used for valuing the assets held by other accounts under management of the Subadviser and notifying the Investment Adviser of the valuation of such assets determined under such procedures, including in the event that the application of such procedures would result in a determination of fair value with respect to any asset held by the Portfolio where a market quotation is not readily available or is deemed to be unreliable with respect to such asset; (iv) upon the request of the Investment

Adviser or custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Portfolio; (v) verifying pricing and providing fair valuations or recommendations for fair valuations in accordance with the Trust's valuation procedures, as they may be amended from time to time; and (vi) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Investment Adviser or the Trust upon request. Such records shall be deemed to be Trust records, provided, that the parties understand that although the Subadviser will provide assistance with valuation of the Portfolio's assets, the Subadviser shall not be responsible for the Trust's valuation decisions.

          (g) will maintain and preserve such records related to the Portfolio's transactions as required under the 1940 Act and the Advisers Act. The Subadviser will make available to the Trust and the Investment Adviser promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Subadviser (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Trust), as are necessary to assist the Trust and the Investment Adviser in complying with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

          (h) will regularly report to the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio, and will furnish the Board, with respect to the Portfolio, such periodic and special reports as the Board and the Investment Adviser may reasonably request, including, but not limited to, reports concerning transactions and performance of the Portfolio, a quarterly compliance checklist, reports regarding compliance with the Trust's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, IOs/POs, confirmation of the liquidity of all other securities in the Trusts, and compliance with the Subadviser's Code of Ethics, and such other reports or certifications that the Investment Adviser may reasonably request from time to time.

          (i) will adopt a written Code of Ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of the Code of Ethics, together with evidence of its adoption. Within 30 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president the chief compliance officer and/or president and/or managing director (as the Investment Adviser determines appropriate) of the Subadviser shall certify to the Investment Adviser that the Subadviser has complied with the requirements of Rule 17j-1 during the previous calendar quarter and that there have been no violations of the Code of Ethics or, if a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Investment Adviser or the Trust, the Subadviser shall permit representatives of the Investment Adviser and the Trust to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics.

          (j) will provide to the Investment Adviser a copy of the Subadviser's Form ADV, and any supplements or amendments thereto, as filed with the SEC, on an annual basis (or more frequently if requested by the Investment Adviser or the Board) including any portion which contains disclosure of legal or regulatory actions. The Subadviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and will notify the Investment Adviser immediately if any action is brought by any regulatory body which would affect that registration. The Subadviser will provide a list of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to Custodians of assets for the Portfolio.

          (k) will be responsible for meeting the Subadviser's regulatory obligations, including the preparation and filing of such reports with respect to the assets of the Portfolio reflecting holdings over which the Subadviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G, Form 13F and Form SH.

          (l) will not permit any employee of the Subadviser to have any material involvement with the management of the Portfolio if such employee has:

                    (i) been, within the last ten (10) years, convicted of or acknowledged commission of any felony or misdemeanor (a) involving the purchase or sale of any security, (b) involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, (c) involving sections 1341, 1342 or 1343 of Title 18 of the U.S. Code, or (d) arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee or officer or director of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act;

                    (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction, from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

          (m) will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Trust and the Investment Adviser will not disclose or use any records or information with respect to the Subadviser obtained pursuant to this Agreement, in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

          (n) will assist the Investment Adviser, the Trust, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and the obligations of, the Subadviser hereunder. Specifically, and without limitation to the foregoing, the Subadviser agrees to provide certifications to the principal executive and financial officers of the Trust (the "certifying officers") that correspond to and/or support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Trust's Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Trust shall reasonably request or in accordance with procedures adopted by the Trust.

          (o) is, along with its affiliated persons, permitted to enter into transactions with the other portfolios of the Trust and affiliated persons of those other portfolios of the Trust (collectively, the "Other Portfolios"). In doing so, the Subadviser is prohibited from consulting with the Investment Adviser or the subadvisers of these Other Portfolios concerning securities transactions of the Portfolio except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

          (p) will exercise voting rights with respect to portfolio securities held by a Portfolio in accordance with written policies and procedures adopted by the Subadviser, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related SEC guidance relating to such statutes and regulations (collectively, "Proxy Voting Policies and Procedures"). The Subadviser shall vote proxies on behalf of the Portfolio in a manner deemed by the Subadviser to be in the best interests of the Portfolio pursuant to the Subadviser's written Proxy Voting Policies and Procedures. The Subadviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Subadviser shall report to the Investment Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Subadviser shall certify at least annually or more often as may reasonably be requested by the Investment Adviser, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statues and regulations.

          (q) will provide reasonable assistance to the Trust and the Trust's Chief Compliance Officer ("CCO") in complying with Rule 38a-1 under the 1940 Act. Specifically, the Subadviser represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Subadviser's compliance program, which access shall include on-site visits with the Subadviser as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Subadviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Subadviser's compliance program.

          (r) will comply with the Trust's policy on selective disclosure of portfolio holdings of the Trust (the "Selective Disclosure Policy"), as provided in writing to the Subadviser and as may be amended from time to time. The Subadviser agrees to provide a certification with respect to compliance with the Trust's Selective Disclosure Policy as may be reasonably requested by the Trust from time to time.

          (s) will notify the Investment Adviser promptly in the event that, in the judgment of the Subadviser, Portfolio share transaction activity becomes disruptive to the ability of the Subadviser to effectively manage the assets of a Portfolio consistent with the Portfolio's investment objectives and policies.

          (t) will provide assistance as may be reasonably requested by the Investment Adviser in connection with compliance by the Portfolio with any current or future legal and regulatory requirements related to the services provided by the Subadviser hereunder.

          (u) will provide such certifications to the Trust as the Trust or the Investment Adviser may reasonably request related to the services provided by the Subadviser hereunder, including (but not limited to) certifications of compliance with Trust procedures, the Registration Statement, and applicable securities regulations.

          (v) will monitor and promptly inform the Investment Adviser of developments relating to class action litigation involving securities held by the Portfolio, and upon request by the Investment Adviser, research and confirm to the Investment Adviser whether the Portfolio held or traded in a particular security, on any particular day or during any particular timeframe within the term of this Agreement, as the Investment Adviser may specify; and Subadviser will provide relevant trade information (for example, a schedule of purchases and sales and/or holdings) for such security.

          (w) will provide reasonable assistance to the Investment Adviser with respect to the annual audit of the Trust's financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations (in particular with respect to investments in loans (including participations and assignments) and all derivatives, including swaps); (ii) providing copies of all documentation relating to investments in loans (including participations and assignments) and derivative contracts, within a reasonable time after the execution of such documentation; (iii) providing assistance in obtaining trade confirmations in the event the Trust or the Trust's independent registered public accounting firm is unable to obtain such confirmations directly from the brokers; and (iv) obtaining market quotations for investments (including investments in loans (including participations and assignments) and derivatives) that are not readily ascertainable in the event the Trust or the Trust's independent registered public accounting firm is unable to obtain such market quotations through independent means.

          (x) will, on an annual basis, advise the Investment Adviser (i) if the Subadviser acts as sub-adviser to another U.S. registered mutual fund that follows the same investment strategy as the Portfolio and (ii) if so, whether the Subadviser's fee rate is less than the rate charged the Investment Adviser for management of the Portfolio.

          (y) will, for the duration of this Agreement, not directly or indirectly solicit or induce any personnel of Investment Adviser or its affiliated companies to leave the employ of Investment Adviser or affiliated company. After personnel of Investment Adviser or an affiliate cease to be in the employ of Investment Adviser or affiliate, Subadviser shall be free to directly or indirectly employ or retain such personnel in any capacity, so long as Subadviser did not solicit or induce such personnel to leave the employ of Investment Adviser or its affiliate.

     3. DISCLOSURE ABOUT SUBADVISER AND PORTFOLIO. The Subadviser represents that it has reviewed the current Registration Statement and agrees to promptly review future amendments to the Registration Statement, including any supplements thereto, which relate to the Subadviser or the Portfolio, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, such Registration Statement contains as of the date hereof, and will contain as of the date of any Registration Statement or supplement thereto, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadviser further agrees to notify the Investment Adviser and the Trust immediately of any material fact about the Subadviser, known to the Subadviser respecting or relating to the Subadviser, that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement respecting or relating to the Subadviser contained therein that becomes untrue in any material respect. With respect to the disclosure respecting the Portfolio, the Subadviser represents and agrees that the description in the Trust's prospectus, including the Portfolio's goal, investment strategies and risks (the "Portfolio Description"), as of the date of this Agreement and as of the date of any Registration Statement or supplement thereto, is consistent with the manner in which the Subadviser intends to manage the Portfolio, and the identification of risks is inclusive of all material risks known to the Subadviser that are expected to arise in connection with the manner in which the Subadviser intends to manage the Portfolio. The Subadviser further agrees to notify the Investment Adviser and the Trust promptly in the event that the Subadviser becomes aware that the Portfolio Description for a Portfolio is inconsistent in any material respect with the manner in which the Subadviser is managing the Portfolio, and in the event that the identified risks are inconsistent in any material respect with the risks known to the Subadviser that arise in connection with the manner in which the Subadviser is managing the Portfolio. In addition, the Subadviser agrees to comply with the Investment Adviser's reasonable request for information regarding the personnel of the Subadviser who are responsible for the day-to-day management of a Portfolio's assets.

     4. EXPENSES. The Subadviser shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Subadviser's services under this Agreement, including but not limited to salaries, overhead, travel, preparation of Board materials, review of marketing materials relating to Subadviser or other information provided by

Subadviser to the Investment Adviser and/or the Trust's Distributor, and marketing support. Subadviser agrees to pay to the Investment Adviser the cost of generating a prospectus supplement, which includes preparation, filing, printing, and distribution (including mailing) of the supplement, if the Subadviser makes any changes that require immediate disclosure in the prospectus or any required regulatory documents by supplement, including changes to its structure or ownership, to investment personnel, to investment style or management, or otherwise ("Changes"), and at the time of notification to the Trust by the Subadviser of such Changes, the Trust is not generating a supplement for other purposes or the Trust does not wish to add such Changes to a pending supplement. In the event two or more subadvisers each require a supplement simultaneously, the expense of each supplement will be shared pro rata with such other subadviser(s) based upon the number of pages required by each such subadviser. All other expenses not specifically assumed by the Subadviser hereunder or by the Investment Adviser under the Advisory Agreement are borne by the applicable Portfolio of the Trust. The Trust, the Subadviser and the Investment Adviser shall not be considered as partners or participants in a joint venture.

     5. COMPENSATION. For the services provided and the expenses borne by the Subadviser pursuant to this Agreement, the Investment Adviser will pay to the Subadviser a fee in accordance with Exhibit A attached to this Agreement. This fee will be computed and accrued daily and payable monthly. The fees for any month during which this Agreement is in effect for less than the entire month shall be pro-rated based on the number of days during such month that the Agreement was in effect.

     6. SEED MONEY. The Investment Adviser agrees that the Subadviser shall not be responsible for providing money for the initial capitalization of any Portfolio.

     7. COMPLIANCE.

          (a) The Subadviser agrees that it shall immediately notify the Investment Adviser and the Trust (i) in the event that the SEC, CFTC, or any banking or other regulatory body has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, or ability to serve as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder. The Subadviser further agrees to notify the Investment Adviser and Trust immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Registration Statement, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

          (b) The Investment Adviser agrees that it shall immediately notify the Subadviser (i) in the event that the SEC has censured the Investment Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Investment Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; or (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder.

     8. INDEPENDENT CONTRACTOR. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Investment Adviser from time to time, have no authority to act for or represent the Investment Adviser in any way or otherwise be deemed its agent. The Subadviser understands that unless provided herein or authorized from time to time by the Trust, the Subadviser shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust's agent.

     9. BOOKS AND RECORDS. In compliance with the requirements of and to the extent required by Section 31(a) of the 1940 Act and the rules thereunder, the Subadviser hereby agrees that all records which it maintains for the Portfolio are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Investment Adviser's request, although the Subadviser may, at its own expense, make and retain a copy of such records.

     10. COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     11. RESPONSIBILITY AND CONTROL. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Trust reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadviser, provided, however, that the Subadviser shall not be liable for any losses to the Trust resulting from the Trust's direction, or from the Trust's disapproval of any action proposed to be taken by the Subadviser.

     12. SERVICES NOT EXCLUSIVE. It is understood that the services of the Subadviser and its employees are not exclusive, and nothing in this Agreement shall prevent the Subadviser (or its employees or affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

     13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Investment Adviser agree that the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Subadviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Subadviser's duties, or by reason of reckless disregard of the Subadviser's obligations and duties under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust may have under federal or state securities laws.

     14. INDEMNIFICATION.

          (a) The Subadviser agrees to indemnify and hold harmless, the Investment Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Investment Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Adviser (collectively, "PL Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities to the Trust which (i) are based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Subadviser's obligations and/or duties under this Agreement by the Subadviser or by any of its directors, officers or employees, or any affiliate acting on behalf of the Subadviser (other than a PL Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the Shares of the Trust or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Trust, or any affiliated person of the Trust by the Subadviser or any affiliated person of the Subadviser (other than a PL Indemnified Person) provided, however, that in no case is the Subadviser's indemnity in favor of the Investment Adviser or any affiliated person or controlling person of the Investment Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

          (b) The Investment Adviser agrees to indemnify and hold harmless the Subadviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Subadviser and each person, if any, who, within the meaning of
Section 15 of the 1933 Act controls ("controlling person") the Subadviser (collectively, "Subadviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which a Subadviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Investment Adviser's responsibilities as Investment Adviser of the Trust which (i) are based upon any willful misfeasance, bad faith or gross negligence by the Investment Adviser, any of its directors, officers, or employees or any affiliate acting on behalf of the Investment Adviser (other than a Subadviser Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the Shares of the Trust or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Trust, or any affiliated person of the Trust by the Subadviser or any affiliated person of the Subadviser (other than a PL Indemnified Person) provided however, that in no case is the Investment Adviser's indemnity in favor of the Subadviser Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

     15. DURATION AND TERMINATION. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect for two years and continue thereafter on an annual basis with respect to the Portfolio; provided that such annual continuance is specifically approved at least annually
(a) by the vote of a majority of the Board, or (b) by the vote of a majority of the outstanding voting shares of the Portfolio, and provided that continuance is also approved by the vote of a majority of the Board who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Investment Adviser, or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

          This Agreement may be terminated with respect to any Portfolio:

          (a) by the Trust at any time with respect to the services provided by the Subadviser, without the payment of any penalty, by vote of a majority of the Board or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, upon sixty (60) days' prior written notice to the Subadviser and the Investment Adviser;

          (b) by the Subadviser at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Investment Adviser and the Trust.

          (c) by the Investment Adviser at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Subadviser and the Trust.

          This Agreement will terminate automatically in event of its assignment under the 1940 Act and any rules adopted by the SEC thereunder, but shall not terminate in connection with any transaction not deemed an assignment. In the event this Agreement is terminated or is not approved in the manner described above (i) Subadviser agrees to provide all reports, certification and assistance called for pursuant to paragraphs 2(b), 2(h), 2(i), 2(k), 2(n), 2(p), and 2(q) within 30 business days of termination; and (ii) the Sections or Paragraphs numbered 2(g) for a period of six years, and 2(m), 2(t), 2(v), 9, 10, 13, 14, 16, 17, 18, 19 and 20 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

     16. USE OF NAME.

          (a) It is understood that the name "Pacific Life Insurance Company," "Pacific Life Fund Advisors LLC," "Pacific Asset Management," and "Pacific Select Fund" and any abbreviated forms and any derivatives thereof and any logos associated with those names (including, without limitation, the whale logo) are the valuable property of the Investment Adviser and its affiliates, and that the Subadviser shall not use such names (or abbreviations, derivatives or logos) without the prior written approval of the Investment Adviser and only so long as the Investment Adviser is an investment adviser to the Trust and/or the Portfolio. Upon termination of this Agreement, the Subadviser shall forthwith cease to use such names (or abbreviations, derivatives or logos).

          (b) It is understood that the name "Invesco" and any derivative thereof or any logo associated with that name is the valuable property of the Subadviser and that the Trust and the Investment Adviser have the right to use such name (or derivative or logo), in the Trust's prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Subadviser is a Subadviser to the Trust and/or one of the Portfolio, provided, however, that the Trust may continue to use the name of the Subadviser in its Registrations Statement and other documents to the extent deemed necessary by the Trust to comply with disclosure obligations under applicable law and regulation. Neither the Trust nor the Investment Adviser shall use the Subadviser's name or logo in promotional or sales related materials prepared by or on behalf of the Investment Adviser or the Trust, without prior review and approval by the Subadviser, which may not be unreasonably withheld. Upon termination of this Agreement, the Trust and the Investment Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

     17. SUBADVISER'S USE OF AGENTS. The Subadviser may from time to time employ or associate itself with any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the Subadviser so as to require a new written contract pursuant to the 1940 Act. The Subadviser will act in good faith and with due diligence in the selection, use and monitoring of such persons, including affiliates, subsidiaries or agents and will enter into such arrangements in accordance with all applicable requirements under the 1940 Act and any other applicable law. The Subadviser shall require such persons to enter into a written confidentiality agreement, which shall include, without limitation, provisions requiring adherence to the Trust's Selective Disclosure Policy. The Subadviser shall remain fully liable for the Subadviser's obligations hereunder and for all actions or omissions to act of any such affiliates, subsidiaries or agents to the same extent as the Subadviser is liable for its own actions hereunder and as if no delegation had occurred by the Subadviser. The compensation of any such persons will be paid by the Subadviser, and no obligations will be incurred by, or on behalf of, Investment Adviser or the Trust with respect to them. The Subadviser acknowledges and agrees that any such persons are not intended beneficiaries of this Agreement and that they have no rights under this Agreement.

     18. LIMITATION OF LIABILITY. A copy of the Declaration of Trust for the Trust is on file with the Secretary of the State of Massachusetts. The Declaration of Trust has been executed on behalf of the Trust by a Trustee of the Trust in his capacity as Trustee of the Trust and not individually. The obligations of this Agreement with respect to the Portfolio shall be binding upon the assets and property of each such Portfolio individually, and not jointly, and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Trust individually, or upon the Trust generally or upon any other portfolio of the Trust.

     19. NOTICES. All notices and other communications hereunder shall be in writing sent by facsimile first, if practicable, but shall only be deemed given if delivered in person or by messenger, cable, certified mail with return receipt, or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses (or at such other address or number for a party as shall be specified by like notice):

          A.   if to the Subadviser, to:

               Invesco Advisers, Inc,
               c/o Invesco Aim Management Group, Inc,
               11 Greenway plaza, Suite 100
               Houston, Texas 77046
               Facsimile transmission number: 713-993-9185
               Attention: General CounselB.

               if to the Investment Adviser, to:

               Pacific Life Fund Advisors LLC
               700 Newport Center Drive
               Newport Beach, CA 92660
               Facsimile transmission number: (949) 719-0804
               Attention: Robin S. Yonis

          C.   if to the Trust, to:

               Pacific Select Fund
               c/o Pacific Life Insurance Company
               700 Newport Center Drive
               Newport Beach, CA 92660
               Facsimile transmission number: (949) 719-0804
               Attention: Robin S. Yonis

     20. MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of California, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) To the extent permitted under Section 15 of this Agreement and under the 1940 Act, this Agreement may only be assigned by any party with prior written consent of the other parties.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

          (e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

PACIFIC LIFE FUND ADVISORS, LLC


By: /s/ Mark W. Holmlund                  By: /s/ Audrey L. Milfs
    -----------------------------------       ----------------------------------
Name:  Mark W. Holmlund                   Name: Audrey L. Milfs
Title: EVP & Chief Investment Officer     Title: Vice President & Secretary


INVESCO ADVISERS, INC.


By: /s/ Andrew Schlossberg                By: /s/ J.G. Lallande
    -----------------------------------       ----------------------------------
Name: Andrew Schlossberg                  Name: J.G. Lallande
Title: Senior Vice President              Title: Assistant Secretary


PACIFIC SELECT FUND


By: /s/ Mark W. Holmlund                  By: /s/ Audrey L. Milfs
    -----------------------------------       ----------------------------------
Name: Mark W. Holmlund                    Name: Audrey L. Milfs
Title: President                          Title: Vice President & Secretary

                                    EXHIBIT A

                               PACIFIC SELECT FUND
                                  FEE SCHEDULE

EFFECTIVE: On the Effective Date as defined herein.

PORTFOLIO: COMSTOCK PORTFOLIO

     The Investment Adviser will pay to the Subadviser a monthly fee for its services for the above noted Portfolio based on:

     (a) The annual percentage of the combined average daily net assets of the Comstock Portfolio and the PL Comstock Fund of Pacific Life Funds according to the following schedule:

RATE%   BREAK POINT (ASSETS)
-----   ----------------------------
0.35%   First $2 billion
0.32%   Next $1 billion
0.30%   Excess over $3 billion; AND

     (b) The ratio of the Comstock Portfolio's average daily net assets over the combined assets of the Comstock Portfolio and the PL Comstock Fund .

     Fees for services shall be prorated for any portion of a year in which the Agreement is not effective.

                              SUBADVISORY AGREEMENT

     AGREEMENT made effective the 1st day of May, 2010 among T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation ("Subadviser"), PACIFIC LIFE FUND ADVISORS LLC, a Delaware Limited Liability Company ("Investment Adviser"), and PACIFIC SELECT FUND, a Massachusetts Business Trust (the "Trust").

     WHEREAS, the Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     WHEREAS, the Subadviser is registered with the SEC as an investment adviser under the Advisers Act;

     WHEREAS, the Trust has retained the Investment Adviser to render investment advisory services to the various portfolios of the Trust pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Investment Adviser to engage a subadviser to discharge the Investment Adviser's responsibilities with respect to the investment management of such portfolios;

     WHEREAS, the Trust and the Investment Adviser desire to retain the Subadviser to furnish investment advisory services to one or more portfolios of the Trust, and the Subadviser is willing to furnish such services to such portfolios and the Investment Adviser in the manner and on the terms hereinafter set forth; and

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Trust, the Investment Adviser, and the Subadviser as follows:

     1. APPOINTMENT. The Trust and the Investment Adviser hereby appoint Subadviser to act as subadviser to provide investment advisory services to the portfolios of the Trust listed on Exhibit A attached hereto (individually, a "Portfolio" and together, the "Portfolios") for the periods and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services set forth herein for the compensation herein provided.

          In the event the Investment Adviser wishes to retain the Subadviser to render investment advisory services to one or more portfolios of the Trust other than the Portfolio, the Investment Adviser shall notify the Subadviser in writing and shall revise Exhibit A to reflect such additional portfolio(s). If the Subadviser is willing to render such services, it shall notify the Trust and the Investment Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

     2. SUBADVISER DUTIES. Subject to the supervision of the Trust's Board of Trustees (the "Board") and the Investment Adviser, the Subadviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio. The

Subadviser will provide investment research and analysis, which may include computerized investment methodology, and will conduct a continuous program of evaluation, investment, purchases and/or sales, and reinvestment of the Portfolio's assets by determining the securities, cash and other investments, including, but not limited to, futures, options contracts, swaps and other derivative instruments, if any and to the extent permitted in the Portfolio's registration statement, that shall be purchased, entered into, retained, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Subadviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the written investment policies of the Portfolio, the Subadviser shall make decisions for the Portfolio as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio. The Subadviser is authorized to and shall exercise tender offers, exchange offers and vote proxies on behalf of the Portfolio, each as the Subadviser determines is in the best interest of the Portfolio in accordance with the Subadviser's proxy voting policy. The Subadviser is authorized, on behalf of the Portfolio, to open brokerage accounts in accordance with Trust procedures. The Subadviser is authorized, on behalf of the Portfolio, to enter into futures account agreements, ISDA master agreements and related documents, and to open accounts and take other necessary or appropriate actions related thereto, in accordance with Trust procedures. The Investment Adviser shall provide such assistance to the Subadviser in setting up and maintaining brokerage accounts, futures and options accounts, and other accounts and trading documentation as the Subadviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Subadvisory Agreement. The Subadviser is not required to execute foreign currency trades through the Custodian but may trade with those foreign exchange counterparties that the Subadviser believes will provide the best service in accordance with its fiduciary duty to seek best execution. In connection with the selection of counterparties, the Subadviser may be required to provide certain Portfolio information to broker-dealers (e.g., if requested in connection with their obligations to confirm the Portfolio's credit capacity) but may not provide non-public Portfolio holdings. Subadviser may also reasonably request certain documentation from the Investment Adviser as agreed upon between the parties.

          In performing these duties, the Subadviser:

          (a) will conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC applicable to the Trust, to the Investment Adviser (as provided to the Subadviser by the Investment Adviser), or to the Subadviser); (2) applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the "1934 Act"); (3) any applicable written procedures, policies and guidelines adopted by the Board and furnished to the Subadviser; (4) the Trust's objectives, investment policies and investment restrictions as stated in the Trust's Prospectus and Statement of Additional Information as supplemented or amended from time to time, as furnished to the Subadviser; (5) the provisions of the Trust's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time (the "Registration

Statement"); (6) Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"); (7) any other applicable laws and regulations, including without limitation, proxy voting regulations; and (8) the provisions of Section 817(h) of the Code, applicable to the Portfolio; and (9) all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts. To the extent that the Subadviser engages in transactions that require segregation of assets or other arrangements, including but not limited to, options, futures contracts, short sales or borrowing transactions, the Subadviser shall designate to the Trust's Custodian those assets to be segregated in accordance with the 1940 Act, if necessary, based upon trading strategies and positions the Subadviser employs on behalf of the Portfolio, as well as to segregate assets, if necessary, in accordance with the 1934 Act and any other requirements of broker/dealers who may execute transactions for the Portfolio in connection therewith. Until the Investment Adviser delivers any supplements or amendments to the Subadviser, the Subadviser shall be fully protected in relying on the Trust's Registration Statement previously furnished by the Investment Adviser to the Subadviser. In managing the Portfolio in accordance with the requirements of this Section 2, the Subadviser shall be entitled to receive and act upon advice of counsel to the Trust, to the Investment Adviser or to the Subadviser that is also acceptable to the Investment Adviser.

          (b) will (i) identify each position in certain of the Subadviser's Portfolios that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Code, and (ii) provide such information for comparison purposes to the Investment Adviser at least annually (or more often ). This information will be provided for informational purposes only, and does not constitute tax or accounting advice. The information is provided "as is", and the Subadviser makes no representations or warranties as to its accuracy or completeness and has no obligation to update or supplement the information. The Subadviser will not reconcile the PFIC list to the Portfolio's specific holdings.

          (c) is responsible, in connection with its responsibilities under this
Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Subadviser's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolio according to the Subadviser's best execution policies, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time and furnished to the Subadviser. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a Portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser's (or its affiliates') overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Subadviser is further authorized to place orders on behalf of the Portfolio through the Subadviser if the Subadviser is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), through any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or through such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolio or the Subadviser. Such allocation shall be in such amounts and proportions as the Subadviser shall determine consistent with the above standards, and, upon request, the Subadviser will report on said allocation to the Investment Adviser and Board, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor. The Subadviser is authorized to open brokerage accounts or other accounts, as described above, on behalf of the Portfolio in accordance with Trust procedures. The Subadviser shall not direct brokerage to any broker-dealer in recognition of, or otherwise take into account in making brokerage allocation decisions, sales of shares of a Portfolio or of any other investment vehicle by that broker-dealer.

          (d) may, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement as furnished to the Subadviser. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in a manner that is fair and equitable and consistent with the Subadviser's fiduciary obligations to the Portfolio and to such other clients.

          (e) will, in connection with the purchase and sale of securities for the Portfolio, together with the Investment Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Trust, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, CUSIP, SEDOL, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to Portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and recordkeeping agent, and, if required, the Investment Adviser. The Subadviser agrees to comply with such rules, procedures and time frames as the Trust's custodian may reasonably set or provide with respect to the clearance and settlement of transactions for a Portfolio, including but not limited to submission of trade tickets. Any Portfolio assets shall be delivered directly to the Trust's custodian.

          (f) will provide reasonable assistance to the Investment Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Trust's valuation procedures and/or the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Investment Adviser, custodian or recordkeeping agent seeks assistance from the Subadviser or identifies for review by the Subadviser. Such reasonable assistance shall include (but is not limited to): (i) designating and providing timely access, on an as-needed basis and upon the reasonable request of the Investment Adviser or custodian, to one or more employees of the Subadviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board's Valuation Committee convenes; (ii) notifying the Investment Adviser in the event any Portfolio security's value does not appear to reflect corporate actions, news, significant events or such security otherwise requires review to determine if fair valuation is necessary and as a result the Subadviser recommends a change in the valuation of such Portfolio security; or such security otherwise requires review to determine if fair valuation is necessary either under the Trust's procedures or under instructions provided by the Investment Adviser in a letter related to the fair value notification process, dated March 26, 2010, as either may be amended from time to time, and both to be incorporated herein by reference; (iii) applying to the Portfolio's assets the procedures of the Subadviser used for valuing the assets held by other accounts under management of the Subadviser and notifying the Investment Adviser of the valuation of such assets determined under such procedures, including in the event that the application of such procedures would result in a determination of fair value with respect to any asset held by the Portfolio where a market quotation is not readily available or is deemed to be unreliable with respect to such asset; (iv) upon the request of the Investment Adviser or custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Portfolio for which market quotations are not readily available or reliable;
(v) verifying pricing and providing fair valuations or recommendations for fair valuations in accordance with the Subadviser's valuation procedures, as they may be amended from time to time; and (vi) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Investment Adviser or the Trust upon request. Such records shall be deemed to be Trust records although the Subadviser is permitted to maintain copies of those records necessary to comply with federal regulatory requirements.

          (g) will maintain and preserve such records related to the Portfolio's transactions as required under the 1940 Act and the Advisers Act. The Subadviser will make available to the Trust and the Investment Adviser promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Subadviser (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Trust), as are necessary to assist the Trust and the Investment Adviser in complying with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

     To the extent that the Subadviser has agreed to perform the services specified in this Section 2 in accordance with applicable law (including Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code"), the 1940 Act and the Advisers Act) and in accordance with the Trust's Instrument and By-Laws, policies and determinations of the Trustees of the Trust, the Investment Adviser, and the Trust's Registration Statement, the Subadviser may perform such services based upon its books and records with respect to the Portfolio; provided, however, Subadviser shall reconcile its books and records to the Trust's books and records on a daily basis.

          (h) will quarterly, or as otherwise requested by the Board or Investment Adviser, report to the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio, and will furnish the Board, with respect to the Portfolio, such periodic and special reports as the Board and the Investment Adviser may reasonably request, including, but not limited to, reports concerning transactions and performance of the Portfolio, a quarterly compliance checklist, reports regarding compliance with the Trust's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, IOs/POs, confirmation of the liquidity of all other securities in the Trusts, and compliance with the Subadviser's Code of Ethics, and such other reports or certifications that the Investment Adviser may reasonably request from time to time.

          (i) will adopt a written Code of Ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of the Code of Ethics, together with evidence of its adoption. Within 30 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president, the chief compliance officer and/or president and/or managing director (as the Investment Adviser determines appropriate) of the Subadviser shall certify to the Investment Adviser that the Subadviser has complied with the requirements of Rule 17j-1 during the previous calendar quarter and that there have been no material violations of the Code of Ethics or, if a material violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Investment Adviser or the Trust, the Subadviser shall permit representatives of the Investment Adviser and the Trust to examine the reports on material and non-material violations (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics.

          (j) will provide to the Investment Adviser a copy of the Subadviser's Form ADV, and any supplements or amendments thereto, as filed with the SEC, on an annual basis (or more frequently if requested by the Investment Adviser or the Board) including any portion which contains disclosure of legal or regulatory actions. The Subadviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and will notify the Investment Adviser immediately if any action is brought by any regulatory body which would affect that registration. The Subadviser will provide a list of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to Custodians of assets for the Portfolio.

          (k) will be responsible for meeting the Subadviser's regulatory obligations, including the preparation and filing of such reports with respect to the assets of the Portfolio reflecting holdings over which the Subadviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Form 13F, Schedule 13D or 13G in respect of the Portfolio as may be required of the Trust due to the activities of the Subadviser, and the Subadviser is authorized to and shall file on behalf of the Portfolio any required filing if the Portfolio holds a portfolio security for which a Schedule 13D or 13G is required based on the ownership level.

          (l) will not permit any employee of the Subadviser to have any material involvement with the management of the Portfolio if such employee has:

               (i) been, within the last ten (10) years, convicted of or acknowledged commission of any felony or misdemeanor (a) involving the purchase or sale of any security, (b) involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, (c) involving sections 1341, 1342 or 1343 of Title 18 of the U.S. Code, or (d) arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee or officer or director of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act;

               (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction, from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

          (m) will not disclose or use any records or information obtained pursuant to this Agreement ("Confidential Information") (and any other information obtained for the use of its clients excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of brokerage or other accounts or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority or is otherwise publicly available. The Trust and the Investment Adviser will not disclose or use any records or information with respect to the Subadviser obtained pursuant to this Agreement, in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

     The Investment Adviser and Subadviser each agrees that it, its trustees, officers and employees, or any service provider to whom the entity may disclose Confidential Information in the ordinary course of business, will not use the Confidential Information to make investments for themselves or others or to make recommendations for others. The Investment Adviser and Subadviser each agrees to establish and enforce appropriate procedures to ensure that all such persons will use the Confidential Information only as permitted under this Agreement. The Investment Adviser and Subadviser each shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information, to prevent the Confidential Information from being disclosed to third persons.

     In the event that the recipient of Confidential Information (the "Recipient") is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the discloser's Confidential Information, the Recipient will give the discloser prompt written notice of such request or requirement to allow the discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

          (n) will assist the Investment Adviser, the Trust, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and the obligations of, the Subadviser hereunder. Specifically, and without limitation to the foregoing, the Subadviser agrees to provide certifications to the principal executive and financial officers of the Trust (the "certifying officers") that correspond to and/or support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Trust's Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Trust shall reasonably request or in accordance with procedures adopted by the Trust.

          (o) is, along with its affiliated persons, permitted to enter into transactions with the other portfolios of the Trust and affiliated persons of those other portfolios of the Trust (collectively, the "Other Portfolios"). In doing so, the Subadviser is prohibited from consulting with the Investment Adviser or the subadvisers of these Other Portfolios concerning securities transactions of the Portfolio except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

          (p) will exercise voting rights with respect to portfolio securities held by a Portfolio in accordance with written policies and procedures adopted by the Subadviser, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related SEC guidance relating to such statutes and regulations (collectively, "Proxy Voting Policies and Procedures"). The Subadviser shall vote proxies on behalf of the Portfolio in a manner deemed by the Subadviser to be in the best interests of the Portfolio pursuant to the Subadviser's written Proxy Voting Policies and Procedures. The Subadviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Subadviser shall report to the Investment Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Subadviser shall certify at least annually or more often as may reasonably be requested by the Investment Adviser, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statutes and regulations.

          (q) will provide reasonable assistance to the Trust and the Trust's Chief Compliance Officer ("CCO") in complying with Rule 38a-1 under the 1940 Act. Specifically, the Subadviser represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Subadviser's compliance program, which access shall include on-site visits with the Subadviser as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Subadviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Subadviser's compliance program.

          (r) will comply with the Trust's policy on selective disclosure of portfolio holdings of the Trust (the "Selective Disclosure Policy"), as provided in writing to the Subadviser and as may be amended from time to time. The Subadviser agrees to provide a certification with respect to compliance with the Trust's Selective Disclosure Policy as may be reasonably requested by the Trust from time to time.

          (s) will notify the Investment Adviser promptly in the event that, in the judgment of the Subadviser, Portfolio share transaction activity becomes disruptive to the ability of the Subadviser to effectively manage the assets of a Portfolio consistent with the Portfolio's investment objectives and policies.

          (t) will provide assistance as may be reasonably requested by the Investment Adviser in connection with compliance by the Portfolio with any current or future legal and regulatory requirements related to the services provided by the Subadviser hereunder.

          (u) will provide such certifications to the Trust as the Trust or the Investment Adviser may reasonably request related to the services provided by the Subadviser hereunder, including (but not limited to) certifications of compliance with Trust procedures, the Registration Statement, and applicable securities regulations.

          (v) will monitor and inform the Investment Adviser of developments relating to class action litigation involving securities held by the Portfolio, and upon request by the Investment Adviser, research and confirm to the Investment Adviser whether the Portfolio held or traded in a particular security, on any particular day or during any particular timeframe within the term of this Agreement, as the Investment Adviser may specify; and Subadviser will provide relevant trade information (for example, a schedule of purchases and sales and/or holdings) for such security.

          (w) will provide reasonable assistance to the Investment Adviser with respect to the annual audit of the Trust's financial statements, including, but not limited to: (i) providing assistance with obtaining broker contacts as needed for obtaining trade confirmations (in particular with respect to investments in loans (including participations and assignments) and all derivatives, including swaps); (ii) providing copies of all documentation relating to investments in loans (including participations and assignments) and derivative contracts, within a reasonable time after the execution of such documentation; (iii) providing assistance in obtaining trade confirmations in the event the Trust or the Trust's independent registered public accounting firm is unable to obtain such confirmations directly from the brokers; and (iv) providing assistance in obtaining market quotations for investments (including investments in loans (including participations and assignments) and derivatives) that are not readily ascertainable in the event the Trust or the Trust's independent registered public accounting firm is unable to obtain such market quotations through independent means.

          (x) will, pursuant to the Investment Adviser's request, provide comparative fee information if the Subadviser acts as sub-adviser to another U.S. registered mutual fund that follows the same investment strategy as the Portfolio.

          (y) will, for the duration of this Agreement, not directly solicit or induce any investment personnel of Investment Adviser or its affiliated companies to leave the employ of Investment Adviser or affiliated company. Subadviser may indirectly solicit personnel of Investment Adviser or its affiliated companies to leave the employ of Investment Adviser or affiliated companies by means of general advertising or through broad recruiting efforts. After personnel of Investment Adviser or an affiliate cease to be in the employ of Investment Adviser or affiliate, Subadviser shall be free to directly or indirectly employ or retain such investment personnel in any capacity, so long as Subadviser did not solicit or induce such personnel to leave the employ of Investment Adviser or its affiliate.

     3. DISCLOSURE ABOUT SUBADVISER AND PORTFOLIO. The Subadviser represents that it has reviewed the current Registration Statement and agrees to promptly review future amendments to the Registration Statement, including any supplements thereto, which relate to the Subadviser or the Portfolio, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, such Registration Statement contains as of the date hereof, and will contain as of the date of any Registration Statement or supplement thereto, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadviser further agrees to notify the Investment Adviser and the Trust immediately of any material fact about the Subadviser, related to the Portfolio or services provided to the Portfolio, known to the Subadviser respecting or relating to the Subadviser, that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement respecting or relating to the Subadviser contained therein that becomes untrue in any material respect. With respect to the disclosure respecting the Portfolio, the Subadviser represents and agrees that the description in the Trust's prospectus, including the Portfolio's goal, investment strategies and risks (the "Portfolio Description"), as of the date of this Agreement and as of the date of any Registration Statement or supplement thereto, is consistent with the manner in which the Subadviser intends to manage the Portfolio, and the identification of risks is inclusive of all material risks known to the Subadviser that are expected to arise in connection with the manner in which the Subadviser intends to manage the Portfolio. The Subadviser further agrees to notify the Investment Adviser and the Trust promptly in the event that the Subadviser becomes aware that the Portfolio Description for a Portfolio is inconsistent in any material respect with the manner in which the Subadviser is managing the Portfolio, and in the event that the identified risks are inconsistent in any material respect with the risks known to the Subadviser that arise in connection with the manner in which the Subadviser is managing the Portfolio. In addition, the Subadviser agrees to comply with the Investment Adviser's reasonable request for information regarding the personnel of the Subadviser who are responsible for the day-to-day management of a Portfolio's assets.

     4. EXPENSES. The Subadviser shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Subadviser's services under this Agreement, including but not limited to salaries, overhead, travel, preparation of Board materials, review of marketing materials relating to Subadviser or other information provided by Subadviser to the Investment Adviser and/or the Trust's Distributor, and marketing support. Subadviser agrees to pay to the Investment Adviser the cost of generating a prospectus supplement, which includes preparation, filing, printing, and distribution (including mailing costs) of the supplement, if the Subadviser makes any changes that require immediate disclosure in the prospectus or any required regulatory documents by supplement, including changes to its structure or ownership, to the Portfolio's portfolio manager(s), to investment style or management, or otherwise ("Changes"), and at the time of notification to the Trust by the Subadviser of such Changes, the Trust is not generating a supplement for other purposes or the Trust does not wish to add such Changes to a pending supplement. In the event two or more subadvisers each require a supplement simultaneously, the expense of each supplement will be shared pro rata with such other subadviser(s) based upon the number of pages required by each such subadviser. All other expenses not specifically assumed by the Subadviser hereunder or by the Investment Adviser under the Advisory Agreement are borne by the applicable Portfolio of the Trust. The Trust, the Subadviser and the Investment Adviser shall not be considered as partners or participants in a joint venture.

     5. COMPENSATION. For the services provided and the expenses borne by the Subadviser pursuant to this Agreement, the Investment Adviser will pay to the Subadviser a fee in accordance with Exhibit A attached to this Agreement. This fee will be computed and accrued daily and payable monthly. The fees for any month during which this Agreement is in effect for less than the entire month shall be pro-rated based on the number of days during such month that the Agreement was in effect. The Investment Adviser shall pay the Subadviser such fee not later than the fifteenth (15th) business day immediately following the end of each month.

     6. SEED MONEY. The Investment Adviser agrees that the Subadviser shall not be responsible for providing money for the initial capitalization of any Portfolio.

     7. COMPLIANCE.

          (a) The Subadviser agrees that it shall immediately notify the Investment Adviser and the Trust (i) in the event that the SEC, CFTC, or any banking or other regulatory body has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, or ability to serve as an investment adviser; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code based on the Trust's records related to the Portfolio or based on the Subadviser's records related to the Portfolio so long as Subadviser reconciles its records on a daily basis to the Trust's records; and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder based on the Trust's records related to the Portfolio or based on the Subadviser's records related to the Portfolio so long as Subadviser reconciles its records on a daily basis with the Portfolio's records. The Subadviser further agrees to notify the Investment Adviser and Trust immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Registration Statement that relates to the Subadviser or the Portfolio, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

          (b) The Investment Adviser agrees that it shall immediately notify the Subadviser (i) in the event that the SEC or any other applicable regulatory body has censured the Investment Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Investment Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; or (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder.

     8. INDEPENDENT CONTRACTOR. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Investment Adviser from time to time, have no authority to act for or represent the Investment Adviser in any way or otherwise be deemed its agent. The Subadviser understands that unless provided herein or authorized from time to time by the Trust, the Subadviser shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust's agent.

     9. BOOKS AND RECORDS. In compliance with the requirements of and to the extent required by Section 31(a) of the 1940 Act and the rules thereunder, the Subadviser hereby agrees that all records which it maintains for the Portfolio are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Investment Adviser's request, although the Subadviser may, at its own expense, make and retain a copy of such records.

     10. COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     11. RESPONSIBILITY AND CONTROL. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Trust reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadviser, provided, however, that the Subadviser shall not be liable for any losses to the Trust resulting from the Trust's direction, or from the Trust's disapproval of any action proposed to be taken by the Subadviser.

     12. SERVICES NOT EXCLUSIVE. It is understood that the services of the Subadviser and its employees are not exclusive, and nothing in this Agreement shall prevent the Subadviser (or its employees or affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities. The Subadviser may act as a subadviser to other subadvisers of the Trust and Pacific Life Funds.

     13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Investment Adviser agree that the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Subadviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Subadviser's duties, or by reason of reckless disregard of the Subadviser's obligations and duties under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust may have under federal or state securities laws.

     14. INDEMNIFICATION.

          (a) The Subadviser agrees to indemnify and hold harmless, the Investment Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Investment Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Adviser (collectively, "PL Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which a PL Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities to the Trust as Subadviser which (i) are based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Subadviser's obligations and/or duties under this Agreement by the Subadviser or by any of its directors, officers or employees, or any affiliate acting on behalf of the Subadviser (other than a PL Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the Shares of the Trust or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Trust, or any affiliated person of the Trust by the Subadviser or any affiliated person of the Subadviser (other than a PL Indemnified Person) provided, however, that in no case is the Subadviser's indemnity in favor of the Investment Adviser or any affiliated person or controlling person of the Investment Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

          (b) The Investment Adviser agrees to indemnify and hold harmless the Subadviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Subadviser and each person, if any, who, within the meaning of
Section 15 of the 1933 Act controls ("controlling person") the Subadviser (collectively, "Subadviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which a Subadviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Investment Adviser's responsibilities as Investment Adviser of the Trust which (i) are based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard by the Investment Adviser, any of its directors, officers, or employees or any affiliate acting on behalf of the Investment Adviser (other than a Subadviser Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the Shares of the Trust or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Trust, or any affiliated person of the Trust by the Subadviser or any affiliated person of the Subadviser (other than a PL Indemnified Person) provided however, that in no case is the Investment Adviser's indemnity in favor of the Subadviser Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

     15. DURATION AND TERMINATION. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect for two years and continue thereafter on an annual basis with respect to the Portfolio; provided that such annual continuance is specifically approved at least annually
(a) by the vote of a majority of the Board, or (b) by the vote of a majority of the outstanding voting shares of the Portfolio, and provided that continuance is also approved by the vote of a majority of the Board who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Investment Adviser, or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

          This Agreement may be terminated with respect to any Portfolio:

          (a) by the Trust at any time with respect to the services provided by the Subadviser, without the payment of any penalty, by vote of a majority of the Board or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, upon sixty (60) days' prior written notice to the Subadviser and the Investment Adviser;

          (b) by the Subadviser at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Investment Adviser and the Trust.

          (c) by the Investment Adviser at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Subadviser and the Trust.

          This Agreement will terminate automatically in event of its assignment under the 1940 Act and any rules adopted by the SEC thereunder, but shall not terminate in connection with any transaction not deemed an assignment. In the event this Agreement is terminated or is not approved in the manner described above (i) Subadviser agrees to provide all reports, certification and assistance called for pursuant to paragraphs 2(b), 2(h), 2(i), 2(k), 2(n), 2(p), and 2(q) within 30 business days of termination; and (ii) the Sections or Paragraphs numbered 2(g) for a period of six years, and 2(m), 2(t), 2(v), 9, 10, 13, 14, 16, 17, 18 and 19 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

     16. USE OF NAME.

          (a) It is understood that the name "Pacific Life Insurance Company," "Pacific Life Fund Advisors LLC," "Pacific Asset Management," and "Pacific Select Fund" and any abbreviated forms and any derivatives thereof and any logos associated with those names (including, without limitation, the whale logo) are the valuable property of the Investment Adviser and its affiliates, and that the Subadviser shall not use such names (or abbreviations, derivatives or logos) without the prior written approval of the Investment Adviser and only so long as the Investment Adviser is an investment adviser to the Trust and/or the Portfolio. Upon termination of this Agreement, the Subadviser shall forthwith cease to use such names (or abbreviations, derivatives or logos).

          (b) It is understood that the name "T. Rowe Price Associates, Inc." is the valuable property of the Subadviser and that the Trust and the Investment Adviser have the right to use such name (or derivative), in the Trust's prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Subadviser is a Subadviser to the Trust and/or one of the Portfolio, provided, however, that the Trust may continue to use the name (but not the logos) of the Subadviser in its Registration Statements and other documents to the extent deemed necessary by the Trust to comply with disclosure obligations under applicable law and regulation. Neither the Trust nor the Investment Adviser shall use the Subadviser's name or logos in promotional or sales related materials prepared by or on behalf of the Investment Adviser or the Trust, without prior review and written approval by the Subadviser which may not be unreasonably withheld. Upon termination of this Agreement, the Trust and the Investment Adviser shall forthwith cease to use such names, (and logo), except as provided for herein.

     17. LIMITATION OF LIABILITY. A copy of the Declaration of Trust for the Trust is on file with the Secretary of the State of Massachusetts. The Declaration of Trust has been executed on behalf of the Trust by a Trustee of the Trust in his capacity as Trustee of the Trust and not individually. The obligations of this Agreement with respect to the Portfolio shall be binding upon the assets and property of each such Portfolio individually, and not jointly, and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Trust individually, or upon the Trust generally or upon any other portfolio of the Trust.

     18. NOTICES. All notices and other communications hereunder shall be in writing sent by facsimile first, if practicable, but shall only be deemed given if delivered in person or by messenger, cable, certified mail with return receipt, or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses (or at such other address or number for a party as shall be specified by like notice):

          A.   if to the Subadviser, to:

               T. Rowe Price Associates, Inc.
               100 East Pratt Street
               Baltimore, MD 21202
               Facsimile transmission number: 410-345-6575
               Attention: David Oestreicher, Chief Legal Counsel

          B.   if to the Investment Adviser, to:

               Pacific Life Fund Advisors LLC
               700 Newport Center Drive
               Newport Beach, CA 92660
               Facsimile transmission number: (949) 719-0804
               Attention: Robin S. Yonis, General Counsel Fund Advisor

          C.   if to the Trust, to:

               Pacific Select Fund
               c/o Pacific Life Insurance Company
               700 Newport Center Drive
               Newport Beach, CA 92660
               Facsimile transmission number: (949) 719-0804
               Attention: Robin S. Yonis, General Counsel

     19. MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of the State of California, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) To the extent permitted under Section 15 of this Agreement and under the 1940 Act, this Agreement may only be assigned by any party with prior written consent of the other parties.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

          (e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

PACIFIC LIFE FUND ADVISORS, LLC


By: /s/ Mary Ann Brown                      By: /s/ Audrey L. Milfs
    -------------------------------------       --------------------------------
Name: Mary Ann Brown                        Name: Audrey L. Milfs
Title: Executive Vice President             Title: VP & Secretary


T. ROWE PRICE ASSOCIATES, INC.


By: /s/ Fran Pollack-Matz
    -------------------------------------
Name: Fran Pollack-Matz
Title: Vice President


PACIFIC SELECT FUND


By: /s/ Mary Ann Brown                      By: /s/ Audrey L. Milfs
    -------------------------------------       --------------------------------
Name: Mary Ann Brown                        Name: Audrey L. Milfs
Title: Chief Executive Officer              Title: VP & Secretary

                                    EXHIBIT A

                               PACIFIC SELECT FUND
                                  FEE SCHEDULE

EFFECTIVE: May 1, 2010

PORTFOLIO: DIVIDEND GROWTH PORTFOLIO

     The Investment Adviser will pay to the Subadviser a monthly fee for its services for the above noted Portfolio based on:

     The annual percentage of the average daily net assets of the Dividend Growth Portfolio according to the following schedule:

RATE%   BREAK POINT (ASSETS)
-----   --------------------
0.50%   First $50 million
0.45%   On next $50 million;

ONCE ASSETS EXCEED $100 MILLION:

0.40%   On first $100 million;
0.375%  On next $150 million;
0.325%  On next $750 million; and
0.30%   On assets above $1 billion

     In recognition of the fact that the Subadviser may have an inherent constraint with respect to the amount of money that Subadviser is able to manage in a particular strategy, Subadviser agrees to consult with Investment Adviser on an annual basis to determine the extent of those constraints and the appropriate investment limitations for the Dividend Growth Portfolio

     Fees for services shall be prorated for any portion of a year in which the Agreement is not effective.